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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

IDERA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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IDERA PHARMACEUTICALS, INC.
167 Sidney Street
Cambridge, Massachusetts 02139
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Wednesday, June 7, 2017 at 8:30 a.m., local time
Place:	Idera Pharmaceuticals, Inc. 505 Eagleview Boulevard Suite 212 Exton, Pennsylvania 19341
Items of Business:	At our 2017 annual meeting of stockholders we will ask our stockholders to:

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Elect three Class I directors to our board of directors for terms to expire at the 2020 annual meeting of stockholders;

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Approve, by non-binding vote, executive compensation;

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Approve, by non-binding vote, the frequency (one year, two years or three years) of future executive compensation advisory votes;

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Approve an amendment to our 2013 Stock Incentive Plan to increase the number of shares authorized for issuance under our 2013 Stock Incentive Plan and make certain other amendments as are set forth in Appendix A to the accompanying proxy statement;

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Approve our 2017 Employee Stock Purchase Plan;

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Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

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Transact any other business as may properly come before the 2017 annual meeting or any postponement or adjournment of the 2017 annual meeting.

The board of directors has no knowledge of any other business to be transacted at the 2017 annual meeting.
Record Date:	You may vote at the 2017 annual meeting if you were a stockholder of record at the close of business on April 20, 2017.
Proxy Voting:
It is important that your shares be represented and voted at the 2017 annual meeting. Whether or not you plan to attend the 2017 annual meeting, please mark, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card to vote by telephone or over the internet. You may revoke your proxy at any time before its exercise at the 2017 annual meeting.

By order of the board of directors,
/s/ MARK J. CASEY Mark J. Casey General Counsel and Secretary
Cambridge, Massachusetts
April 28, 2017

i

IDERA PHARMACEUTICALS, INC.
167 Sidney Street
Cambridge, Massachusetts 02139

PROXY STATEMENT

For our Annual Meeting of Stockholders to be held on June 7, 2017

        Idera Pharmaceuticals, Inc., a Delaware corporation, which is referred to as "we," "us," the "Company" or "Idera" in this proxy statement, is sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at our 2017 annual meeting of stockholders, or the 2017 annual meeting. The 2017 annual meeting will be held on Wednesday, June 7, 2016, at 8:30 a.m., local time, at our office located at 505 Eagleview Boulevard, Suite 212, Exton, Pennsylvania 19341. If the 2017 annual meeting is adjourned for any reason, then proxies submitted may be used at any adjournment of the 2017 annual meeting.

        This proxy statement summarizes information about the proposals to be considered at the 2017 annual meeting and other information you may find useful in determining how to vote. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

        We are mailing this proxy statement and the enclosed proxy card to stockholders on or about May 8, 2017.

        In this mailing, we are also including copies of our annual report to stockholders for the year ended December 31, 2016, or 2016 Annual Report. Our annual report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission, or the SEC, on March 15, 2017, including our audited financial statements, is included in our 2016 Annual Report and is also available free of charge on our website, www.iderapharma.com, where it can be accessed by clicking "Investors" and then "SEC Filings," or through the SEC's electronic data system at www.sec.gov. To request a printed copy of our Notice of Annual Meeting, Proxy Statement and 2016 Annual Report, which we will provide to you free of charge, or to obtain directions to be able to attend the 2017 annual meeting and vote in person, write to Investor Relations, Idera Pharmaceuticals, Inc., 167 Sidney Street, Cambridge, Massachusetts 02139, call our toll-free number 1 (877) 888-6550, or email Investor Relations at ir@iderapharma.com.

Important Notice Regarding the Availability of
Proxy Materials for the 2017 Annual Meeting
to Be Held on June 7, 2017:

        The Notice of Annual Meeting, Proxy Statement and 2016 Annual Report are available at http://ir.iderapharma.com/phoenix.zhtml?c=208904&p=proxy.

INFORMATION ABOUT THE 2017 ANNUAL MEETING

Who may vote?

        Holders of record of our common stock at the close of business on April 20, 2017, the record date for the 2017 annual meeting, are entitled to vote on each matter properly brought before the 2017 annual meeting. Holders of our common stock will be entitled to one vote for each share of common stock held as of the record date. As of the close of business on April 20, 2017, the record date for the 2017 annual meeting, we had 149,148,384 shares of common stock outstanding.

How do I vote my shares if I am a stockholder of record?

        If you are a stockholder of record (meaning that you hold shares in your name in the records of our transfer agent, Computershare Trust Company, N.A., and that your shares are not held in "street name" by a bank or brokerage firm), you may vote your shares in any one of the following ways:

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  You may vote by mail.  To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States.

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  You may vote by telephone.  To vote by telephone through services provided by Computershare Trust Company, N.A., call 1-800-652-VOTE (8683), and follow the instructions provided on the proxy card that accompanies this proxy statement. If you vote by telephone, you do not need to complete and mail your proxy card.

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  You may vote over the internet.  To vote over the internet through services provided by Computershare Trust Company, N.A., please go to the following website: http://www.investorvote.com/IDRA and follow the instructions at that site for submitting your proxy. If you vote over the internet, you do not need to complete and mail your proxy card.

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  You may vote in person.  If you attend the 2017 annual meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the 2017 annual meeting. Ballots will be available at the 2017 annual meeting.

        Your proxy will only be valid if you complete and return the proxy card, vote by telephone or vote over the internet at or before the 2017 annual meeting. The persons named in the proxy card will vote the shares you own in accordance with your instructions on your proxy card, in your vote by telephone or in your vote over the internet. If you return the proxy card, vote by telephone or vote over the internet, but do not give any instructions on a particular matter described in this proxy statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

How do I vote my shares if I hold them in "street name?"

        If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions that your bank or brokerage firm provides to you. Many banks and brokerage firms solicit voting instructions over the internet or by telephone.

        Under applicable stock exchange rules, banks or brokerage firms subject to these rules that hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Banks or brokerage firms will have this discretionary authority with respect to routine or "discretionary" matters. Among the proposals to be presented at the 2017 annual meeting, the ratification of the selection of our independent registered public accounting firm is a discretionary matter, and banks and brokerage firms are permitted to vote your shares even if you have not given voting instructions. The election of directors, the approval of a non-binding vote on executive compensation, the approval of a non-binding vote on the frequency of executive compensation voting, the approval of amendments to our 2013 Stock Incentive Plan and the approval of our 2017 Employee Stock Purchase Plan are non-routine or "non-discretionary" matters, and banks and brokerage firms cannot vote your shares on such proposals if you have not given voting instructions. "Broker non-votes" occur when a bank or brokerage firm submits a proxy for shares but does not indicate a vote for a particular proposal because the bank or brokerage firm either does not have authority to vote on that proposal and has not received voting instructions from the beneficial owner, or has discretionary authority but chooses not to exercise it. The effect of broker non-votes is discussed below in the answer to the question "What vote is required to approve each matter and how will votes be counted?".

        Even if your shares are held in street name, you are welcome to attend the 2017 annual meeting. If your shares are held in street name, you may not vote your shares in person at the 2017 annual meeting unless you obtain a proxy, executed in your favor, from the holder of record (i.e., your bank or brokerage firm). If you hold your shares in street name and wish to vote in person, please contact your bank or brokerage firm before the 2017 annual meeting to obtain the necessary proxy from the holder of record.

How may I change or revoke my vote?

        If you are a stockholder of record, even if you complete and return a proxy card or vote by telephone or over the internet, you may change or revoke your vote at any time before your proxy is exercised by taking one of the following actions:

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  send written notice to our Secretary, Mark J. Casey, at our address above, stating that you wish to revoke your vote;

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  deliver to us another signed proxy card with a later date or vote by telephone or over the internet at a later date; or

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  attend the 2017 annual meeting, notify our Secretary that you are present and then vote by ballot.

        If you own shares in street name, your bank or brokerage firm should provide you with instructions for changing or revoking your vote.

What constitutes a quorum?

        In order for business to be conducted at the 2017 annual meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of our common stock issued, outstanding and entitled to vote at the 2017 annual meeting.

        Shares of common stock present in person or represented by proxy (including broker non-votes and shares that are abstained or withheld or with respect to which no voting instructions are provided for one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

        If a quorum is not present, the 2017 annual meeting will be adjourned until a quorum is obtained.

What vote is required to approve each matter and how will votes be counted?

        The table below sets forth the vote required for each matter being submitted to our stockholders at the 2017 annual meeting to be approved and the effect that abstentions, withheld votes and broker non-votes will have on the outcome of voting on each proposal that is being submitted to our stockholders for approval at the 2017 annual meeting.

Proposal	Affirmative Vote Required	Abstentions/ Withholds		Broker Non- Votes
Election of Directors (Proposal 1)	Plurality of votes cast by holders of common stock entitled to vote	No effect	(1)	No effect
Advisory Vote on Executive Compensation (Proposal 2)	Majority of common stock present or represented and voting on the matter	No effect		No effect
Advisory Vote on Frequency of Executive Compensation Voting (Proposal 3)	Majority of common stock present or represented and voting on the matter(2)	No effect		No effect
Approve Amendments to 2013 Stock Incentive Plan (Proposal 4)	Majority of common stock present or represented and voting on the matter	No effect		No effect
Approve 2017 Employee Stock Purchase Plan (Proposal 5)	Majority of common stock present or represented and voting on the matter	No effect		No effect
Ratification of Selection of Ernst & Young LLP (Proposal 6)	Majority of common stock present or represented and voting on the matter	No effect		No effect

(1)
You may vote FOR all of the director nominees, WITHHOLD your vote from all of the director nominees or WITHHOLD your vote from any of the director nominees.

(2)
If none of the three frequency options receives the vote of the holders of a majority of common stock present or represented and voting on the matter, we will consider the frequency option (one year, two years or three years) receiving the highest number of votes to be the frequency that is recommended by stockholders.

        Each share of common stock will be counted as one vote.

How does the board of directors recommend that I vote?

        Our board of directors recommends that you vote as follows:

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  To elect the three nominees to our board of directors (Proposal One);

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  FOR every "ONE YEAR" in Proposal Three; and

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  FOR Proposal Two, Proposal Four, Proposal Five and Proposal Six.

        Under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations, the vote on executive compensation and the vote on the frequency of executive compensation voting, as described in greater detail in Proposal Two and Proposal Three, respectively, set forth elsewhere in this proxy statement, are advisory votes, meaning they are non-binding. The vote on the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm, as described in greater detail in Proposal Six, is also advisory. Our board will carefully consider the outcome of each of these votes.

Will any other business be conducted at the 2017 annual meeting of stockholders?

        Our board of directors does not know of any other business to be conducted or matters to be voted upon at the 2017 annual meeting. If any other matter properly comes before the 2017 annual meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote or otherwise act with respect to that matter at the 2017 annual meeting.

Who is making and paying for the solicitation of proxies and how is it made?

        We are making the solicitation and will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews and other means. We may retain a proxy solicitation firm to assist in the solicitation of proxies in connection with the 2017 annual meeting. In that event, we will pay such firm customary fees, which we expect would be approximately $10,000, plus expenses. We have requested that brokerage houses, custodians, nominees and fiduciaries forward copies of the proxy materials to the persons for whom they hold shares and request instructions for voting the proxies. We will reimburse the brokerage houses and other persons for their reasonable out-of-pocket expenses in connection with this distribution.

How and when may I submit a proposal for the 2018 annual meeting of stockholders?

        If you are interested in submitting a proposal for inclusion in the proxy statement and proxy card for our 2018 annual meeting of stockholders, or the 2018 annual meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act. We must receive your proposal intended for inclusion in the proxy statement at our principal executive offices, 167 Sidney Street, Cambridge, Massachusetts 02139, Attention: Secretary, no later than January 8, 2018. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.

        If you wish to present a proposal at the 2018 annual meeting, but do not wish to have the proposal considered for inclusion in the proxy statement and proxy card or have not complied with the requirements for inclusion of such proposal in our proxy statement under SEC rules, you must also give written notice to us at the address noted above. Our bylaws specify the information that must be included in any such notice, including a brief description of the business to be brought before the annual meeting, the name of the stockholder proposing such business and stock ownership information for such stockholder. In accordance with our bylaws, we must receive this notice at least 60 days, but not more than 90 days, prior to the date of the 2018 annual meeting and the notice must include specified information regarding the proposal and the stockholder making the proposal.

        Notwithstanding the foregoing, if we provide less than 70 days' notice or prior public disclosure of the date of the annual meeting to the stockholders, notice by the stockholders must be received by our Secretary no later than the close of business on the tenth day following the date on which the notice of the annual meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder who wished to present a proposal fails to notify us by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the stockholder's proposal if it is otherwise properly brought before that meeting. If a stockholder makes timely notification, the proxies may still exercise discretionary authority to vote on stockholder proposals under circumstances consistent with the SEC's rules.

Are annual meeting materials householded?

        Some banks and brokerage firms may be participating in the practice of "householding" proxy statements and annual reports. This means that the banks and brokerage firms send only one copy of this proxy statement and the accompanying 2016 annual report to multiple stockholders in the same household. Upon request, we will promptly deliver separate copies of this proxy statement and our annual report to stockholders. To make such a request, please call Investor Relations at 1 (877) 888-6550, write to Investor Relations, 167 Sidney Street, Cambridge, Massachusetts 02139 or email Investor Relations at ir@iderapharma.com. To receive separate copies of our annual report to stockholders and proxy statement in the future, or to receive only one copy for the household, please contact us or your bank or brokerage firm.

PROPOSAL ONE

ELECTION OF DIRECTORS

General Information

        Our board of directors is divided into three classes and currently consists of three Class I directors: Vincent J. Milano, Kelvin M. Neu, M.D. and William S. Reardon, C.P.A.; three Class II directors: Julian C. Baker, James A. Geraghty and Maxine Gowen, Ph.D.; and three Class III directors: Sudhir Agrawal, D. Phil., Youssef El Zein and Mark Goldberg, M.D. Each member of a class is elected for a three-year term, with the terms staggered so that approximately one-third of our directors stand for election at each annual meeting of stockholders. The Class I, Class II and Class III directors were elected to serve until the annual meeting of stockholders to be held in 2017, 2018 and 2019, respectively, and until their respective successors are elected and qualified.

        Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated Mr. Milano, Dr. Neu and Mr. Reardon for election as Class I directors at the 2017 annual meeting. At the 2017 annual meeting, stockholders will be asked to consider the election of Mr. Milano, Dr. Neu and Mr. Reardon. Mr. Milano has been nominated for election as a director at a meeting of our stockholders for the first time. In December 2014, Mr. Milano was elected to our board of directors as a Class I director by action of our board of directors with a term expiring at our 2017 annual meeting. Mr. Milano was recommended for initial election to our board of directors by our nominating and corporate governance committee in connection with his appointment as our chief executive officer.

        The persons named in the enclosed proxy card will vote to elect Mr. Milano, Dr. Neu and Mr. Reardon to our board of directors unless you indicate that you withhold authority to vote for the election of any or all nominees. You may not vote for more than three directors. Each Class I director will be elected to hold office until our 2020 annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation, death or removal. Each of the nominees is presently a director and each has indicated a willingness to serve as a director, if elected. If a nominee becomes unable or unwilling to serve, however, the persons acting under the proxy may vote for substitute nominees selected by the board of directors.

Information about our Directors

        Set forth below are the names of each of the nominees for election to our board of directors, the names of each of our other continuing directors, the years in which each first became a director, their ages as of April 20, 2017 their positions and offices with our company, their principal occupations and business experience during at least the past five years and the names of other public companies for which they currently serve, or have served within the past five years, as a director. We have also included information about each director's specific experience, qualifications, attributes or skills that led our board of directors to conclude that such individual should serve as one of our directors. We also believe that all of our directors, including our nominees, have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Idera and our board of directors.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that the stockholders vote FOR the election of Mr. Milano, Dr. Neu and Mr. Reardon as Class I directors.

Class I Nominees—Terms to Expire in 2020

Vincent J. Milano	Director since 2014

        Vincent Milano, age 53, has been our President and Chief Executive Officer, and a member of our board of directors, since December 2014. Prior to joining us, Mr. Milano served as Chairman, President and Chief Executive Officer of ViroPharma Inc., a pharmaceutical company that was acquired by Shire Plc in January 2014, from March 2008 to January 2014, as its Vice President, Chief Financial Officer and Chief Operating Officer from January 2006 to March 2008 and as its Vice President, Chief Financial Officer and Treasurer from April 1996 to December 2005. Mr. Milano also served on the board of directors of ViroPharma from March 2008 to January 2014. Prior to joining ViroPharma, Mr. Milano served in increasingly senior roles, most recently senior manager, at KPMG LLP, an independent registered public accounting firm, from July 1985 to March 1996. Mr. Milano currently serves on the board of directors of Spark Therapeutics, Inc. and Vanda Pharmaceuticals Inc., each a publicly traded company, and VenatoRx Pharmaceuticals, Inc. Mr. Milano holds a Bachelor of Science degree in Accounting from Rider College. We believe Mr. Milano's qualifications to sit on our board of directors include his knowledge of our company as our President and Chief Executive Officer, knowledge of our industry, including over 20 years of experience serving in a variety of roles of increasing responsibility in the finance department, corporate administration and operations of a multinational biopharmaceutical company, and understanding of pharmaceutical research and development, sales and marketing, strategy, and operations in both the United States and overseas. He also has corporate governance experience through service on other public company boards.

Kelvin M. Neu, M.D.	Director since 2014

        Dr. Neu, age 43, is a Managing Director of Baker Bros. Advisors LP and has been with the firm since 2004. The firm primarily manages long-term investment funds focused on publicly traded life sciences companies. Dr. Neu previously served on the board of directors of XOMA Corporation, a publicly traded company. Dr. Neu also served as a director of AnorMED Inc. and diaDexus, Inc. Dr. Neu holds an A.B. in Molecular Biology from Princeton University and an M.D. from Harvard Medical School and the Harvard-MIT Division of Health Sciences and Technology. He also trained for three years in the Immunology Ph.D. program at Stanford University. We believe that Dr. Neu's qualifications to sit on our board of directors include his scientific background, affiliation with one of our significant stockholders and knowledge of our industry.

William S. Reardon, C.P.A.	Director since 2002

        Mr. Reardon, age 70, has been a director since 2002 and served as lead independent director of our board of directors from September 2010 to July 2013. He served as an audit partner at PricewaterhouseCoopers LLP, where he led the Life Science Industry Practice for New England and the Eastern United States from 1986 until his retirement from the firm in July 2002. Mr. Reardon currently serves as a trustee of closed-end mutual funds Tekla Healthcare Investors, Tekla Life Sciences Investors and of Tekla Helathcare Opportunities Fund and Tekla World Healthcare Fund. Mr. Reardon also previously served as a director of Synta Pharmaceuticals Corp., a publicly traded company. We believe that Mr. Reardon's qualifications to sit on our board of directors include his accounting and financial experience, including as a partner at a leading accounting firm leading its life science practice, his role in keeping the board of directors and senior management team abreast of current accounting regulations and his experience as a member of several boards of directors of biotechnology companies. Additionally, we value Mr. Reardon's role in leading the board on matters of corporate governance, before, during and after his service as lead independent director.

Continuing Members of the Board of Directors

Class II Directors—Terms to Expire in 2018

Julian C. Baker	Director since 2014

        Mr. Baker, age 50, is a Managing Partner of Baker Brothers Investments, which he founded in 2000 with his brother, Dr. Felix J. Baker. The firm primarily manages long-term investment funds focused on publicly traded life sciences companies. Mr. Baker's career as a fund manager began in 1994 when he co-founded a biotechnology investing partnership with his brother and the Tisch Family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation. He also serves on the boards of directors of Acadia Pharmaceuticals, Inc., Incyte Corporation and Genomic Health, Inc. and previously served on the board of directors of Trimeris, Inc. Mr. Baker holds an A.B. from Harvard University. We believe that Mr. Baker's qualifications to sit on our board of directors include his financial expertise, affiliation with one of our significant stockholders, knowledge of our industry and significant public company board experience.

James A. Geraghty	Director since 2013

        Mr. Geraghty, age 62, has served as chairman of our board of directors since July 2013. He was an Entrepreneur in Residence at Third Rock Ventures from May 2013 to October 2016. Mr. Geraghty served as a Senior Vice President of Sanofi, a global healthcare company, from April 2011 to December 2012. Prior to that, he served in various senior management roles at Genzyme Corporation, a biotechnology company, from 1992 to April 2011, including as Senior Vice President, International Development from January 2007 to April 2011. Mr. Geraghty currently serves as chairman of the board of Juniper Pharmaceuticals, Inc., a publicly traded company, and as a member of the board of Voyager Therapeutics, Inc., a publicly traded company. He also serves as a director of Fulcrum Therapeutics, Inc. He previously served as a director of bluebird bio Inc. and GTC Biotherapeutics, Inc. We believe that Mr. Geraghty's qualifications to sit on our board of directors include his public company board and management experience and his broad and deep knowledge of the industry in which we operate.

Maxine Gowen, Ph.D.	Director since 2016

        Dr. Gowen, age 59, has served as the founding President and CEO and a member of the board of directors of Trevena, Inc., a biopharmaceutical company, since November 2007. Prior to joining Trevena, Dr. Gowen was Senior Vice President for the Center of Excellence for External Drug Discovery at GlaxoSmithKline plc, or GSK, where she held a variety of leadership positions during her tenure of 15 years. Before GSK, Dr. Gowen was Senior Lecturer and Head, Bone Cell Biology Group, Department of Bone and Joint Medicine, of the University of Bath, U.K. Dr. Gowen has served as a director of Akebia Therapeutics, Inc., a publicly traded company, since July 2014. From 2008 until 2012, Dr. Gowen served as a director of Human Genome Sciences, Inc., a publicly traded company. She received her Ph.D. from the University of Sheffield, U.K., an M.B.A. with academic honors from The Wharton School of the University of Pennsylvania, and a B.Sc. with Honors in Biochemistry from the University of Bristol, U.K. We believe that Dr. Gowen's qualifications to sit on our board of directors include her significant public company management and board experience and knowledge of our industry.

Class III Directors—Terms to Expire in 2019

Sudhir Agrawal, D. Phil.	Director since 1993

        Dr. Agrawal, age 63, has been our President of Research since December 2014. Prior to this, he served as our President from February 2000 to October 2005 and again from September 2008 to November 2014 and our Chief Executive Officer from August 2004 to November 2014. He served as the chairman of our board of directors from September 2010 until July 2013. He also served as our Chief Scientific Officer from January 1993 until September 2010 and as Acting Chief Executive Officer from February 2000 until September 2001. Dr. Agrawal joined us in 1990 and served in various capacities before his appointment as Chief Scientific Officer, including Scientific Founder, Vice President of Discovery and Senior Vice President of Discovery. Prior to joining us, Dr. Agrawal served as a Foundation Scholar at the Worcester Foundation for Experimental Biology in Massachusetts, and conducted post-doctoral research at the Medical Research Council's Laboratory of Molecular Biology in Cambridge, England and obtained his D. Phil. from Allahabad University in India. We believe that Dr. Agrawal's qualifications to sit on our board of directors include his unique insights into our challenges, opportunities and operations that he has as a result of the various roles he has played with us since our founding, including Scientific Founder, Chief Scientific Officer, Chief Executive Officer, Chairman and President of Research.

Youssef El Zein	Director since 1992

        Mr. El Zein, age 68, has been the Managing Partner of Pillar Invest Corporation, a Cayman Island company that he founded, and the General Partner of a family of funds since 2011. Mr. El Zein has been the chairman and Chief Executive Officer of Pillar Invest (offshore) SAL since 2009. Mr. El Zein has been managing partner of Pillar Investment Limited, a private investment firm, since 1991. Mr. El Zein holds a Bachelor of Arts in Economics from the American University of Beirut in 1970 and a post-graduate degree in Economics from St. Catherine's College, Oxford University in 1973. We believe that Mr. El Zein's qualifications to sit on our board of directors include his knowledge of our industry, his financial experience, his affiliation with one of our significant stockholders and his significant role in various financings we have conducted and during his 23 years of service on our board of directors.

Mark Goldberg, M.D.	Director since 2014

        Dr. Goldberg, age 62, served as consultant and medical and regulatory strategist for Synageva BioPharma Corp., a biopharmaceutical company, from October 2014 until June 2015. Prior to that, he served as the Executive Vice President for Medical and Regulatory Strategy of Synageva from January 2014 to October 2014 and as the Senior Vice President of Medical and Regulatory Affairs of Synageva from September 2011 to January 2014. Dr. Goldberg served in a variety of senior management positions at Genzyme Corporation from 1996 to July 2011, including most recently as Senior Vice President for Clinical Development and Therapeutic Group Head for Oncology and Personalized Genetic Health from 2009 to July 2011. Prior to working at Genzyme Corporation, he was a full time staff physician at Brigham and Women's Hospital and Dana Farber Cancer Institute, where he still holds appointments. He has also been an Associate Professor of Medicine at Harvard Medical School since 1996. Dr. Goldberg is a board-certified medical oncologist and hematologist and has more than 50 published papers. Dr. Goldberg currently serves on the board of directors of ImmunoGen, Inc. GlycoMimetics, Inc., Blueprint Medicines Corporation, and aTyr Pharma, Inc., all publicly traded companies. Dr. Goldberg holds an A.B. from Harvard College and an M.D. from Harvard Medical School. We believe that Dr. Goldberg's qualifications to sit on our board of directors include his extensive scientific and medical background, public company board experience and extensive experience in the management and operations of pharmaceutical companies.

Director Compensation

        We use a combination of cash and equity-based compensation to attract and retain candidates to serve on our board of directors. We do not compensate directors who are also our employees for their service on our board of directors. As a result, Mr. Milano and Dr. Agrawal do not receive any compensation for their service on our board of directors.

        We generally review our director compensation program every two years with the advice of an independent compensation consultant. In November 2016, we modified our director compensation program effective as of January 1, 2017, as detailed below.

        Under our director compensation program, we pay our non-employee directors retainers in cash. Each director receives a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairmen of each committee receive higher retainers for such service. These fees are paid quarterly in arrears. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director was a member during 2016 were as follows:

	Member Annual Fee	Chairman Annual Fee
Board of Directors	$35,000	$70,000
Audit Committee	$7,000	$15,000
Compensation Committee	$7,000	$15,000
Nomination and Corporate Governance Committee	$3,500	$7,500

        Our director compensation program includes a stock-for-fees policy, under which directors have the right to elect to receive common stock in lieu of cash fees. These shares of common stock are issued under our 2013 Stock Incentive Plan. The number of shares issued to participating directors is determined on a quarterly basis by dividing the cash fees to be paid through the issuance of common stock by the fair market value of our common stock, which is the closing price of our common stock, on the first business day of the quarter following the quarter in which the fees are earned. In 2016, several of our directors elected to receive shares of our common stock in lieu of cash fees as set forth in the table below. No other director elected to receive shares of our common stock in lieu of cash fees during 2016.

	Shares of Common Stock	In Lieu of Cash Fees
Julian C. Baker	19,063	$35,000
Youssef El Zein	23,580	$43,296
James A. Geraghty	9,720	$15,844
Maxine Gowen	17,543	$31,500
Kelvin M. Neu	27,231	$50,000
William S. Reardon	4,102	$6,688

        Under our director compensation program, we also reimburse our directors for travel and other related expenses for attendance at meetings.

        Under our director compensation program in 2016, upon their initial election to the board of directors, new non-employee directors received an initial option grant to purchase 70,000 shares of our common stock, and all non-employee directors, other than the chairman, received an annual option grant to purchase 35,000 shares of our common stock. The chairman received an annual option grant for 52,500 shares of our common stock. The annual grants are made on the date of our annual meeting of stockholders. The options granted to our non-employee directors vest with respect to one third of the underlying shares on the first anniversary of the date of grant and the balance of the underlying shares vest in eight equal quarterly installments following the first anniversary of the date of grant, subject to continued service as a director, and are granted under our 2013 Stock Incentive Plan. These options are granted with exercise prices equal to the fair market value of our common stock, which is the closing price of our common stock, on the date of grant and will become immediately exercisable in full if there is a change in control of our company.

Under our retirement policy for non-employee members of the board, if a non-employee director is deemed to retire, then:

  •
  all outstanding options held by such director will automatically vest in full; and

  •
  the period during which such director may exercise the options will be extended to the expiration of the option under the plan.

Under the policy, a non-employee director will be deemed to have retired if:

  •
  the director resigns from the board or determines not to stand for re-election or is not nominated for re-election at a meeting of our stockholders and has served as a director for more than 10 years; or

  •
  the director does not stand for re-election or is not nominated for re-election due to the fact that he or she is or will be older than 75 at the end of such director's term.

        The following table sets forth a summary of the compensation we paid to our non-employee directors who served on our board in 2016.

DIRECTOR COMPENSATION FOR 2016

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Julian C. Baker	35,000	(2)	35,252	—	70,252
Youssef El Zein	45,500	(3)	35,252	—	80,752
James A. Geraghty	84,500	(4)	52,878	—	137,378
Mark Goldberg	42,000		35,252	—	77,252
Maxine Gowen	42,000	(5)	35,252	—	77,252
Kelvin M. Neu	50,000	(6)	35,252	—	85,252
William S. Reardon	53,500	(7)	35,252	—	88,752
Eve E. Slater(8)	21,000		—	—	21,000

(1)
These amounts represent the aggregate grant date fair value of option awards made to each listed director in 2016 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Stock Compensation," or ASC 718. These amounts do not represent the actual amounts paid to or realized by the directors during 2016. See Note 2(j) to the financial statements in our annual report on Form 10-K for the year ended December 31, 2016 regarding assumptions we made in determining the fair value of option awards. As of December 31, 2016, our non-employee directors, or former director in the case of Dr. Slater, held options to purchase shares of our common stock as follows: Mr. Baker: 175,000; Mr. El Zein: 257,250; Mr. Geraghty: 647,000; Dr. Goldberg: 175,000; Dr. Gowen: 105,000; Dr. Neu: 175,000; Mr. Reardon: 257,250; and Dr. Slater: no options were outstanding.

(2)
Includes cash meeting fees of $35,000 in lieu of which Mr. Baker elected to receive 19,063 shares of our common stock.

(3)
Includes cash meeting fees of $43,296 in lieu of which Mr. El Zein elected to receive 23,580 shares of our common stock.

(4)
Includes cash meeting fees of $15,844 in lieu of which Mr. Geraghty elected to receive 9,720 shares of our common stock.

(5)
Includes cash meeting fees of $31,500 in lieu of which Dr. Gowen elected to receive 17,543 shares of our common stock.

(6)
Includes cash meeting fees of $50,000 in lieu of which Dr. Neu elected to receive 27,231 shares of our common stock.

(7)
Includes cash meeting fees of $6,688 in lieu of which Mr. Reardon elected to receive 4,102 shares of our common stock.

(8)
Dr. Slater's service on our board of directors ended on the date of our 2016 annual meeting of stockholders in June 2016.

2017 Director Compensation Program

        In November 2016, the board of directors approved the following fee schedule, effective January 1, 2017, for non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member:

	Member Annual Fee	Chairman Annual Fee
Board of Directors	$35,000	$70,000
Audit Committee	$7,500	$15,000
Compensation Committee	$6,250	$12,000
Nomination and Corporate Governance Committee	$4,000	$8,000

        Beginning January 1, 2017, under our revised director compensation program, upon their initial election to the board of directors, new non-employee directors receive an initial option grant to purchase 100,000 shares of our common stock, and all non-employee directors, other than the chairman, receive an annual option grant to purchase 50,000 shares of our common stock. The chairman receives an annual option grant for 63,000 shares of our common stock. The annual grants are made on the date of our annual meeting of stockholders and fully vest one year from that date of grant. The initial options granted to our non-employee directors vest with respect to one third of the underlying shares on the first anniversary of the date of grant and the balance of the underlying shares vest in eight equal quarterly installments following the first anniversary of the date of grant, subject to continued service as a director, and are granted under our 2013 Stock Incentive Plan. These options are granted with exercise prices equal to the fair market value of our common stock, which is the closing price of our common stock, on the date of grant and will become immediately exercisable in full if there is a change in control of our company.

CORPORATE GOVERNANCE INFORMATION

Board of Directors

        Our board of directors is responsible for establishing our broad corporate policies and overseeing the management of our company. Our chief executive officer and our other executive officers are responsible for our day-to-day operations. Our board evaluates our corporate performance and approves, among other things, our corporate strategies and objectives, operating plans, major commitments of corporate resources and significant policies. Our board also evaluates and appoints our executive officers.

        Our board of directors met seven times during 2016, including regular, special and telephonic meetings. Each director who served as a director during 2016 attended at least 75% of the total number of board meetings held during 2016 while he or she was a director and of the total number of meetings held by all board committees on which he or she served during 2016.

        Directors are responsible for attending our annual meetings of stockholders. Four of our directors attended the 2016 annual meeting of stockholders in person.

Board Leadership Structure

        Our board does not have a policy on whether the offices of chairman of the board and chief executive officer should be separate and, if they are to be separate, whether the chairman of the board should be selected from among the independent directors or should be an employee of our company. Our board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for our company at that time. Currently, Mr. Geraghty serves as chairman of our board and Mr. Milano serves as chief executive officer. Our board believes that this separation allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to and independent oversight of management.

        Our board recognizes that no single leadership model is right for all companies and at all times and that depending on the circumstances, other leadership models, such as a combined chairman and chief executive officer, might be appropriate. Accordingly, the board periodically reviews its leadership structure. Pursuant to our corporate governance guidelines, if the chairman is not an independent director, the board may elect a lead director from its independent directors. In such case, the chairman and chief executive officer would consult periodically with the lead director on board matters and on issues facing our company. In addition, the lead director would serve as the principal liaison between the chairman of the board and the independent directors and would preside at any executive session of independent directors.

Board's Role in Risk Oversight

        Our board of directors, as a whole, has responsibility for risk oversight, with reviews of certain areas being conducted by relevant committees that report directly to the board of directors. The oversight responsibility of the board of directors and its committees is enabled by management reporting processes that are designed to provide visibility to the board of directors about the identification, assessment and management of critical risks and management's risk mitigation strategies. These areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance, health, safety, environmental, political and reputational risks. Our board of directors regularly reviews information regarding our strategy, operations, credit and liquidity, as well as the risks associated with each. Our compensation committee is responsible for overseeing risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing financial risks and risks associated with related party transactions. Our nominating and corporate governance committee is responsible for overseeing risks associated with the independence of the board of directors. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through committee reports about such risks.

Board Committees

        Our board of directors has established three standing committees: audit, compensation and nominating and corporate governance. Each of our audit, compensation and nominating and corporate governance committees operates under a charter that has been approved by our board of directors. Our board of directors has also adopted corporate governance guidelines to assist our board in the exercise of its duties and responsibilities. Current copies of the charters for the audit, compensation and nominating and corporate governance committees and the corporate governance guidelines are posted on our website, www.iderapharma.com, and can be accessed by clicking "Investors" and "Corporate Governance."

Audit Committee

        Our audit committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such accounting firm;

  •
  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

  •
  discussing our risk management policies;

  •
  establishing procedures for the receipt and retention of accounting related complaints and concerns;

  •
  reviewing and approving related party transactions;

  •
  meeting independently with our independent registered public accounting firm and management; and

  •
  preparing the audit committee report required by SEC rules, which is included in the section of this proxy statement entitled "Accounting Matters—Report of the Audit Committee."

        The current members of our audit committee are Mr. Reardon (Chairman), Mr. Geraghty and Dr. Goldberg. Our board of directors has determined that Mr. Reardon is an "audit committee financial expert" within the meaning of SEC rules and regulations. During 2016, our audit committee held five meetings in person or by teleconference.

Compensation Committee

        Our compensation committee's responsibilities include:

  •
  annually reviewing and approving corporate goals and objectives relevant to compensation for our executive officers;

  •
  determining the compensation of our senior executives;

  •
  overseeing the evaluation of our senior executives;

  •
  overseeing and administering our cash and equity incentive plans;

  •
  reviewing and making recommendations to the board of directors with respect to director compensation;

  •
  reviewing and discussing annually with management the compensation discussion and analysis required by the SEC rules and included in this proxy statement; and

  •
  preparing the compensation committee report required by SEC rules, which is included in the section of this proxy statement entitled "Executive Compensation—Compensation Committee Report."

        The current members of our compensation committee are Dr. Neu (Chairman), Mr. El Zein and Dr. Gowen. During 2016, the compensation committee held five meetings in person or by teleconference.

        The processes and procedures followed by our compensation committee in considering and determining executive compensation are described below under the heading "Executive Compensation."

Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee's responsibilities include:

  •
  identifying individuals qualified to become members of our board of directors;

  •
  recommending to our board of directors the persons to be nominated for election as directors or to fill vacancies on our board of directors, and the persons to be appointed to each of the committees of the board of directors;

  •
  reviewing and making recommendations to the board of directors with respect to management succession planning;

  •
  developing and recommending to the board of directors corporate governance principles; and

  •
  overseeing periodic evaluations of the board of directors.

        The current members of our nominating and corporate governance committee are Mr. Geraghty (Chairman), Mr. El Zein and Mr. Reardon. During 2016, the nominating and corporate governance committee held three meetings in person or by teleconference.

        The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading "Director Nomination Process."

Director Independence

        Under applicable rules of the Nasdaq Stock Market, a director will only qualify as an "independent director" if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Mr. Baker, Mr. El Zein, Mr. Geraghty, Dr. Goldberg, Dr. Gowen, Dr. Neu and Mr. Reardon and all of the members of each of the audit, compensation and nominating and corporate governance committees are independent as defined under applicable rules of the Nasdaq Stock Market including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act and, in the case of all members of the compensation committee, the independence requirements contemplated by Rule 10C-1 under the Exchange Act.

        Our board of directors had previously made a similar determination of independence with respect to Dr. Slater, who served as a director until June 2016.

Director Nomination Process

        The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to members of our board of directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of our nominating and corporate governance committee and our board of directors. The nominating and corporate governance committee has from time to time used a third-party recruiting firm to identify and interview potential candidates.

        In considering whether to recommend any particular candidate for inclusion in the board's slate of recommended director nominees, the nominating and corporate governance committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate's:

  •
  business acumen;

  •
  knowledge of our business and industry;

  •
  age;

  •
  experience;

  •
  diligence;

  •
  conflicts of interest;

  •
  ability to act in the interests of all stockholders; and

  •
  in the case of the renomination of existing directors, performance on our board of directors and on any committee of which the director was a member.

        Our corporate governance guidelines also provide that candidates should not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law and that our nominating and corporate governance committee should consider the value of diversity of the board of directors when evaluating particular candidates. The committee has not adopted any formal or informal diversity policy and treats diversity as one of the criteria to be considered by the committee. The committee does not assign specific weights to particular criteria that the committee reviews and no particular criterion is a prerequisite for the consideration of any prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite and diverse mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

Stockholder Nominees

        Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting the individuals' names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Secretary, Idera Pharmaceuticals, Inc., 167 Sidney Street, Cambridge, Massachusetts 02139. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

        Stockholders also have the right under our bylaws to nominate director candidates directly, without any action or recommendation on the part of the nominating and corporate governance committee or the board of directors, by following the procedures set forth in our bylaws, including advance notice requirements. Candidates nominated by stockholders in accordance with the procedures set forth in our bylaws will not be included in our proxy card for the next annual meeting. See "Information about the 2017 annual meeting—How and when may I submit a proposal for the 2018 annual meeting of stockholders?" for more information about these procedures.

Communicating with our Board of Directors

        Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The chairman of the board of directors (if an independent director) or the lead independent director, if any, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors, as he or she considers appropriate.

        Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board of directors or lead independent director, as the case may be, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters that involve repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to the board of directors should address such communications to Board of Directors, c/o Secretary, Idera Pharmaceuticals, Inc., 167 Sidney Street, Cambridge, Massachusetts 02139.

        Each communication from a stockholder should include the following information in order to permit stockholder status to be confirmed and to provide an address to forward a response if deemed appropriate:

  •
  the name, mailing address and telephone number of the stockholder sending the communication;

  •
  the number of shares held by the stockholder; and

  •
  if the stockholder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the stockholder.

Compensation Committee Interlocks and Insider Participation

        Our compensation committee currently consists of Dr. Neu, Mr. El Zein and Dr. Gowen. Dr. Neu and Mr. El Zein were members of our compensation committee throughout 2016. Dr. Gowen joined the compensation committee in January 2016. In 2016, Dr. Slater was a member of our compensation committee from January until June. No member of our compensation committee was at any time during 2016, or was formerly, an officer or employee of ours. No member of our compensation committee engaged in any related person transaction involving our company during 2016 other than Dr. Neu and Mr. El Zein. See "Transactions with Related Persons" for information about the terms of the transactions we engaged in with affiliates of Dr. Neu and Mr. El Zein. None of our executive officers has served as a director or member of the compensation committee (or other committee serving the same function as the compensation committee) of any other entity, while an executive officer of that other entity served as a director or member of our compensation committee.

Executive Officers of Idera

        The following table sets forth the names, ages and positions of our executive officers as of April 20, 2017:

Name	Age	Position
Vincent J. Milano*	53	President and Chief Executive Officer
Sudhir Agrawal, D. Phil.**	63	President of Research
Louis J. Arcudi, III, M.B.A.	56	Senior Vice President of Operations, Chief Financial Officer, Treasurer and Assistant Secretary
Mark J. Casey, Esq.	54	Senior Vice President, General Counsel and Secretary
R. Clayton Fletcher	54	Senior Vice President, Business Development and Strategy
Joanna Horobin, M.B., Ch.B	62	Senior Vice President, Chief Medical Officer
Jonathan Yingling, Ph.D.	48	Senior Vice President, Early Development

*
Mr. Milano is a nominee for election to our board of directors. See "Proposal One—Election of Directors" for more information about Mr. Milano.

**
Dr. Agrawal is a continuing member of our board of directors. See "Proposal One—Election of Directors" for more information about Dr. Agrawal.

        Louis J. Arcudi, III, M.B.A., has been our Senior Vice President of Operations since April 2011 and our Chief Financial Officer and Treasurer since he joined us in December 2007. Mr. Arcudi served as our Secretary from December 2007 until June 2015 and has been our Assistant Secretary since June 2015. Prior to joining us, Mr. Arcudi served as Vice President of Finance and Administration and Treasurer for Peptimmune, Inc., a biotechnology company, from 2003 to 2007. From 2000 to 2003, Mr. Arcudi was Senior Director of Finance and Administration at Genzyme Molecular Oncology Corporation, a division of Genzyme Corporation. He was Director of Finance Business Planning and Operations International at Genzyme from 1998 to 2000. Prior to joining Genzyme, he held finance positions with increasing levels of responsibility at Cognex Corporation, a supplier of machine vision systems, Millipore Corporation, a provider of technologies, tools and services for bioscience, research and biopharmaceutical manufacturing, and General Motors Corporation, an automobile manufacturer. Mr. Arcudi holds an M.B.A. from Bryant College and a B.S. in accounting and information systems from the University of Southern New Hampshire.

        Mark J. Casey, Esq., has been our as Senior Vice President, General Counsel, and Secretary since June 2015. Prior to joining us, he served as Senior Vice President, Chief Administrative Officer, General Counsel, and Secretary at Hologic, Inc., a global medical device and diagnostics company, from March 2012 to December 2014 and as Senior Vice President, General Counsel, and Secretary from October 2007 to March 2012, following Hologic's acquisition of Cytyc Corporation. Prior to the acquisition, Mr. Casey served as Vice President, Deputy General Counsel, and Chief Patent Counsel of Cytyc from 2002 to 2007. Prior to joining Cytyc, Mr. Casey held roles of increasing responsibility at Boston Scientific Corporation and EMC Corporation. Mr. Casey holds a B.S. in electrical engineering from Syracuse University and a J.D. from Suffolk University Law School.

        R. Clayton Fletcher, has been our Senior Vice President, Business Development and Strategic Planning since January 2015. Prior to joining us, Mr. Fletcher served in increasingly senior positions at ViroPharma Inc., which was acquired by Shire Plc in January 2014, from April 2001 until January 2014, including as Vice President, Business Development and Project Management from 2005 until January 2014. Mr. Fletcher served as Senior Project Manager at SmithKline Beecham plc, a pharmaceutical company, which was purchased by Glaxo Wellcome plc in December 2000, from 1997 until 2001. Prior to working at SmithKline Beecham, he served as Project Scientist, at Becton, Dickinson and Company, a medical devices company and as Principal Scientist at Intracel Corporation, a biopharmaceutical company. Prior to working at Intracel, he served as Senior Associate Scientist at Centocor Biotech, Inc., a biotechnology company from 1991 until 1993. Mr. Fletcher holds a B.S. and a M.S. in biology from Wake Forest University.

        Joanna Horobin, M.B., Ch.B, has been our Senior Vice President and Chief Medical Officer since November 2015. Prior to joining us, Dr. Horobin served as the Chief Medical Officer of Verastem, Inc., a biopharmaceutical company, from October 2012 to June 2015. Prior to joining Verastem, she served as President of Syndax Pharmaceuticals, a biopharmaceutical company, from September 2006 to October 2012 and as Chief Executive Officer from September 2006 until April 2012. Prior to that, Dr. Horobin held several roles of increasing responsibility at global pharmaceutical corporations such as Rhône-Poulenc Rorer (now Sanofi) and Chugai-Rhône-Poulenc. Dr. Horobin received her medical degree from the University of Manchester, England.

        Jonathan Yingling, Ph.D. has been our Senior Vice President, Early Development since February 2017. Prior to joining us, Dr. Yingling was Chief Scientific Officer at Bind Therapeutics Inc., a biotechnology company that filed for bankruptcy in May 2016, from December 2015 to August 2016. Prior to joining Bind Therapeutics, Dr. Yingling served as vice president, Oncology Discovery and Translational Research at Bristol-Myers Squibb Company, or BMS, a pharmaceutical company, from June 2013 to October 2015. During his tenure at BMS, he was responsible for the oncology research portfolio as well as translational capabilities in oncology and immunoscience, contributing to the discovery and development of potentially transformative medicines in immuno-oncology. Dr. Yingling earned his Ph.D. in Cell and Molecular Biology and Pharmacology at Duke University and was a Howard Hughes Postdoctoral Fellow at Vanderbilt University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        On March 31, 2017, we had 149,135,467 shares of common stock issued and outstanding. The following table sets forth information we know about the beneficial ownership of our common stock, as of March 31, 2017, by:

  •
  each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

  •
  each of our directors;

  •
  each of our named executive officers, as defined in "Executive Compensation—Compensation Discussion and Analysis" below; and

  •
  all current directors and executive officers as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC, and the information in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership of a person includes any shares as to which such person has the sole or shared voting power or investment power. In addition, under such rules, beneficial ownership of a person includes any shares that such person has the right to acquire within 60 days after March 31, 2017 through the conversion of any convertible security or the exercise of any stock option, warrant or other right. These shares, however, are not considered outstanding when computing the percentage ownership of each other person.

        Unless otherwise indicated in the footnotes to the table below, each stockholder named in the table has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares shown as beneficially owned by them. The inclusion of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock		% of Common Stock Beneficially Owned
5% Stockholders
Pillar Investment Entities c/o Pillar Invest Offshore SAL Starco Ctr Bloc B, 3rd Flr Omar Daouk St. Beirut, M8 2020-3313	31,078,489	(2)	19.61%
Affiliates of Baker Brothers Advisors, LLC 667 Madison Avenue, 21st Floor New York, NY 10065	10,531,483	(3)	7.05%
Named Executive Officers and Directors
Vincent J. Milano	1,465,276	(4)	*
Sudhir Agrawal, D. Phil.	3,782,594	(5)	2.48%
Louis J. Arcudi, III	1,265,925	(6)	*
Julian C. Baker	10,531,483	(7)	7.05%
Mark J. Casey	354,761	(8)	*
Youssef El Zein	31,078,489	(9)	19.61%
R. Clayton Fletcher	395,312	(10)	*
James A. Geraghty	1,004,120	(11)	*
Mark Goldberg	122,500	(12)	*
Maxine Gowen	36,167	(13)	*
Kelvin M. Neu	173,930	(14)	*
William S. Reardon	227,509	(15)	*
All current directors and executive officers as a group (14 individuals)	50,489,135	(16)	30.29%

*
Less than 1%

(1)
Except as otherwise noted, the address for each person listed above is c/o Idera Pharmaceuticals, Inc., 167 Sidney Street, Cambridge, Massachusetts 02139.

(2)
Consists of (i) 3,460,126 shares of common stock held by Pillar Pharmaceuticals I, L.P., or Pillar I, (ii) 6,135,132 shares of common stock held by Pillar Pharmaceuticals II, L.P., or Pillar II, (iii) 3,871,839 shares of common stock held by Pillar Pharmaceuticals III, L.P., or Pillar III, (iv) 200,000 shares of common stock held by Pillar Pharmaceuticals IV, L.P., or Pillar IV, (v) 875,000 shares of common stock held by Pillar V, (vi) 6,657,953 shares of common stock held by Participations Besancon, or Besancon, and over which Pillar Invest Corporation has investment discretion, pursuant to an advisory agreement between Pillar Invest Corporation and Besancon, or the Advisory Agreement, (vii) 5,034,061 shares of common stock issuable upon exercise of warrants to purchase common stock held by Pillar II, (viii) 4,118,020 shares of common stock issuable upon exercise of warrants to purchase common stock held by Besancon and over which Pillar Invest Corporation has investment discretion pursuant to the Advisory Agreement, (ix) 524,108 shares of common stock held directly by Mr. El Zein and (x) 202,250 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017 held by Mr. El Zein. Mr. El Zein, a member of our board of directors, is a director and controlling stockholder of Pillar Invest Corporation, which is the general partner of Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V and is a limited partner of Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V. Mr. El Zein expressly disclaims beneficial ownership over shares held directly by Pillar I, Pillar II, Pillar III, Pillar IV, Pillar V and indirectly by Pillar Invest Corporation, including the warrants to purchase common stock issued in connection therewith held by Besancon, or the Besancon

  Warrants. Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V expressly disclaim beneficial ownership of the Besancon Warrants. Besancon is an investment fund having no affiliation with Mr. El Zein, Pillar I, Pillar II, Pillar III, Pillar IV, Pillar V or Pillar Invest Corporation. The information in this footnote is based on information provided to the Company by Pillar Invest Corporation and Mr. El Zein. Pursuant to the terms of the warrants to purchase common stock issued to the Pillar Investment Entities, the warrants to purchase common stock issued to the Pillar Investment Entities cannot be exercised by the holders thereof with respect to any portion of the shares, to the extent that such exercise would result in the Pillar Investment Entities beneficially owning in the aggregate more than 19.99% of (x) the number of shares of common stock outstanding or (y) the voting power of our securities outstanding immediately after giving effect to the exercise of the warrants to purchase common stock.

(3)
Consists of (i) 927,876 shares of our common stock owned by 667, L.P., (ii) 9,233,428 shares of our common stock owned by Baker Brothers Life Sciences, L.P., (iii) 35,105 shares of our common stock owned by 14159, L.P., (iv) (a) 38,644 shares of our common stock held directly by Mr. Baker and (b) 51,430 shares of our common stock held directly by Dr. Neu, and in which each of 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P., which we refer to collectively as the Funds, has an indirect pecuniary interest and may be deemed to own a portion of these shares, and (v) (a) 122,500 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017 held by Mr. Baker and (b) 122,500 shares of common stock subject to outstanding options that are exercisable within 60 days after March 31, 2017 held by Dr. Neu. As a result of the application of the Beneficial Ownership Cap, as described below in this footnote, the table above does not include the following as being beneficially owned by the Funds: (a) 4,640,773 shares of common stock issuable upon exercise of warrants to purchase common stock owned by 667, L.P., (b) 36,907,015 shares of common stock issuable upon exercise of warrants to purchase common stock owned by Baker Brothers Life Sciences, L.P. and (c) 919,591 shares of common stock issuable upon exercise of warrants to purchase common stock owned by 14159, L.P. The information in this footnote is based on a Schedule 13D filed with the SEC on October 11, 2016 and on information provided to the Company by the Funds and Mr. Baker. Mr. Baker, a member of our board of directors, is a managing member of Baker Bros. Advisors LP and is a principal of Baker Bros. Advisors (GP), LLC, the sole general partner of Baker Bros. Advisors LP. Baker Bros. Advisors LP serves as the investment advisor to the Funds. Accordingly, Mr. Baker may be deemed to have sole power to direct the voting and disposition of the shares of common stock held directly by the Funds and indirectly by Baker Bros. Advisors LP and Baker Bros. Advisors (GP), LLC. Mr. Baker expressly disclaims beneficial ownership over shares held directly by the Funds and indirectly by Baker Bros. Advisors LP and Baker Bros. Advisors (GP), LLC, except to the extent of his pecuniary interest therein, if any, by virtue of his pecuniary interest therein. Dr. Neu, a member of our board of directors, is an employee of Baker Bros. Advisors LP. Under the terms of the warrants issued to the Funds, the Funds are not permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in the Funds (and their affiliates) beneficially owning more than 4.99% of the number of shares of our common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock. This limitation on exercise of the warrants to purchase common stock issued to the Funds is referred to in this footnote as the Beneficial Ownership Cap. The Funds have the right to increase this beneficial ownership limitation in their discretion on 61 days' prior written notice to us, provided that in no event are the Funds permitted to exercise such warrants to purchase common stock to the extent that such exercise would result in the Funds (and their affiliates) beneficially owning in the aggregate more than 19.99% of the number of shares of our common stock outstanding or the combined voting power of our securities outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of such warrants to purchase common stock.

(4)
Includes 1,218,749 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(5)
Includes 3,656,317 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(6)
Includes 1,233,394 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(7)
Consists of shares reported under footnote 3 to this table above. Mr. Baker is a managing member of Baker Bros. Advisors LP and is a principal of Baker Bros. Advisors (GP), LLC, the sole general partner of Baker Bros. Advisors LP. Baker Bros. Advisors LP serves as the investment advisor to the Funds. Accordingly, Mr. Baker may be deemed to have sole power to direct the voting and disposition of the shares of common stock held directly by the Funds and indirectly by Baker Bros. Advisors LP and Baker Bros. Advisors (GP), LLC. Mr. Baker expressly disclaims beneficial ownership over shares held directly by the Funds and indirectly by Baker Bros. Advisors LP and Baker Bros. Advisors (GP), LLC, except to the extent of his pecuniary interest therein, if any, by virtue of his pecuniary interest therein.

(8)
Includes 320,311 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(9)
Consists of shares reported under footnote 2 to this table above. Mr. El Zein is a director and controlling stockholder of Pillar Invest Corporation, which is the general partner of Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V, and is a limited partner of Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V. Accordingly, Mr. El Zein may be deemed to have sole power to direct the voting and disposition of the shares of common stock held directly by Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V and indirectly by Pillar Invest Corporation, including the Besancon Warrants. Mr. El Zein expressly disclaims beneficial ownership over shares held directly by Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V, and indirectly by Pillar Invest Corporation, including the Besancon Warrants, except to the extent of his pecuniary interest therein, if any, by virtue of his ownership interest in Pillar Invest Corporation and his limited partnership interest in Pillar I, Pillar II, Pillar III, Pillar IV and Pillar V.

(10)
Consists of shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(11)
Includes 568,751 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(12)
Consists of shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(13)
Includes 29,167 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017, and 7,000 shares of common stock held in the name Brian Macdonald for Maxine Gowen Trust, for which Dr. Gowen is a beneficiary and trustee.

(14)
Includes 122,500 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(15)
Includes 202,250 shares of common stock subject to outstanding stock options that are exercisable within 60 days after March 31, 2017.

(16)
Includes 8,194,001 shares of common stock subject to outstanding stock options held by the directors and executive officers as a group that are exercisable within 60 days after March 31, 2017, shares reported in clauses (i) through (ix) of the first sentence of footnote 2 to this table above, shares reported in clauses (i) through (iv) of the first sentence of footnote 3 to this table above.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        The compensation committee of our board of directors is responsible for establishing compensation policies with respect to our executive officers, including our chief executive officer and our other executive officers who are listed in the Summary Compensation table on page 40 and who we refer to as "named executive officers." Our "named executive officers" include:

  •
  Vincent J. Milano, President and Chief Executive Officer,

  •
  Sudhir Agrawal, D. Phil., President of Research,

  •
  Louis J. Arcudi, III, Chief Financial Officer and Senior Vice President, Operations

  •
  Mark J. Casey, Senior Vice President, General Counsel and Secretary, and

  •
  R. Clayton Fletcher, Senior Vice President of Business Development and Strategy.

        Our compensation committee makes compensation decisions relating to our executive officers after consultation with our board of directors.

        This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers. As further discussed in this section, we design our compensation and benefit programs to attract, retain, and motivate individuals who will maximize our business results by working to meet or exceed established company and individual objectives. In addition, we use our programs to reward our executive officers for corporate and individual performance.

        The following items represent key compensation-related events and actions during or related to 2016:

  •
  At our 2016 annual meeting of stockholders, approximately 97% of votes cast on the advisory vote regarding our executive compensation program approved our 2015 executive compensation program. The board of directors and compensation committee considered the results of this advisory vote, together with the other factors and data discussed in this proxy statement, in determining executive compensation decisions and will continue to consider the outcome of our say on pay votes when making future compensation decisions for our named executive officers.

  •
  In 2016, the essential components of our executives' compensation remained the same, including base salary; annual cash bonuses to reflect achievement of company and individual objectives; and stock option awards to align the long-term incentives of our executives with the long-term performance of the company and interests of our stockholders.

  •
  We continued our practice of targeting overall compensation towards the 50th percentile of the market data.

  •
  We provided salary increases to select named executive offers in early 2016, but did not increase the salaries of our President and Chief Executive Officer or our President of Research due to their current positioning relative to salary benchmark data for their respective roles.

  •
  Our assessment of company performance against objectives for purposes of the annual cash bonus determination for 2016 resulted in a corporate performance score of 84% (see pages 30-32 for a description of how the corporate performance score factors into cash bonus payouts).

Compensation Philosophy and Objectives

        The compensation committee seeks to achieve the following broad goals in connection with our executive compensation programs and decisions regarding individual compensation:

  •
  attract, retain and motivate the best possible executive talent;

  •
  ensure executive compensation is aligned with our corporate strategies and business objectives, including our short-term operating goals and longer-term strategic objectives;

  •
  promote the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

  •
  align executives' incentives with the creation of stockholder value.

        To achieve these objectives, the compensation committee:

  •
  sets short- and long-term compensation at levels the compensation committee believes are competitive with those of other companies in our industry and our region that compete with us for executive talent;

  •
  ties a substantial portion of each executive officer's overall cash compensation to key strategic, financial, research, and operational goals such as clinical trial and regulatory progress, intellectual property portfolio development, establishment and maintenance of key strategic relationships, and exploration of business development opportunities, as well as our financial and operational performance; and

  •
  provides a portion of our executive compensation in the form of stock options that vest over time from the date of grant of the option awards and from the time of achievement of performance milestones when applicable, which we believe helps to retain our executives and align their interests with those of our stockholders by allowing them to participate in the longer term success of our company as reflected in stock price appreciation.

Compensation Benchmarking

        Our compensation committee engaged Pearl Meyer & Partners, LLC ("Pearl Meyer") in connection with our 2016 annual compensation review to provide advice and recommendations regarding the amount and form of executive compensation, equity incentive programs, and compensation generally. Pearl Meyer did not provide any services to our company during 2015 or 2016 other than pursuant to their respective engagement by the compensation committee. Our compensation committee considered the relationship that Pearl Meyer has with us, the members of our compensation committee and our executive officers, as well as the policies that each has in place to maintain its independence and objectivity. Based on the compensation committee's evaluation, as well as the consideration by our executive officers of the policies that Pearl Meyer has in place to maintain its independence and objectivity, the compensation committee has determined that Pearl Meyer's work for the compensation committee does not raise any conflicts of interest. In reaching this conclusion, the compensation committee considered the factors set forth in Exchange Act Rule 10C-1.

        As part of Pearl Meyer's engagement, in November and December 2015 Pearl Meyer worked with the compensation committee to select a peer group of publicly traded companies to be used in connection with our 2016 compensation decisions. In selecting this peer group, the compensation committee and Pearl Meyer generally targeted mid- to late-development stage companies in the Pharmaceuticals, Biotechnology and Life Sciences sectors that met the following screening criteria:

  •
  Company Size: revenue less than or equal to $150M; operating expense less than or equal to four times our operating expense (i.e., less than or equal to $187M); employees between 20-200;

  •
  Business Operations: conducting Phase 2 or Phase 3 clinical trials in at least one of oncology, rare diseases, or leveraging a 'technology platform' model; and

  •
  Other: exclude subsidiaries; companies with business challenges; companies having market valuations below $50M; and companies that have recently conducted an initial public offering.

Our compensation committee also worked with Pearl Meyer to select a peer group in November and December 2016 to be used in connection with our 2017 compensation decisions. For various reasons, including but not limited to consideration of our inclusion criteria (such criteria including, for example, quantitative metrics and market cap), certain companies were excluded from our peer group for 2016.

        The following table lists the companies included in the 2015 and 2016 peer groups:

Peer Company	2015	2016	Peer Company	2015	2016
Argos Therapeutics, Inc.	x	x	GlycoMimetics, Inc.	x	x
Aduro BioTech, Inc.		x	Immune Design Corp.	x	x
Advaxis, Inc.		x	Immunomedics, Inc.	x	x
Arrowhead Research Corp.	x	x	Inovio Pharmaceuticals, Inc.	x	x
BIND Therapeutics, Inc.	x		Kite Pharma, Inc.	x
bluebird bio Inc.	x		OncoMed Pharmaceuticals, Inc.	x	x
Celldex Therapeutics, Inc.	x	x	Regulus Therapeutics, Inc.	x	x
Concert Pharmaceuticals, Inc.	x	x	WAVE Life Sciences, Inc.		x
Dicerna Pharmaceuticals, Inc.	x	x	Xencor, Inc.	x	x
Dynavax Technologies Corp.	x	x	ZIOPHARM Oncology, Inc.	x

Endocyte, Inc.	x	x	TOTAL	18	17

Executive Compensation Process

        Our compensation committee intends that if we achieve our corporate goals and the executive performs at the level expected, the executive should have the opportunity to receive compensation that is competitive with industry norms. Accordingly, our compensation committee generally targets overall compensation for executives towards the 50th percentile of the market data. However, the compensation committee does not apply those targets formulaically and allows for individuals to be positioned at different percentiles based on experience, performance levels and potential performance levels of the executive, and changes in duties and responsibilities.

        In order to accomplish its objectives consistent with its philosophy for executive compensation, our compensation committee typically takes the following actions annually:

  •
  reviews chief executive officer performance;

  •
  seeks input from our chief executive officer on the performance of all other executive officers;

  •
  reviews all components of executive officer compensation, including base salary, cash bonus targets and awards, equity compensation, the dollar value to the executive and cost to us of all health and life insurance and other employee benefits, and the estimated payout obligations under severance and change in control scenarios;

  •
  consults with its independent compensation consultant, Pearl Meyer;

  •
  holds executive sessions (without our management present);

  •
  reviews information regarding the performance and executive compensation of other companies; and

  •
  reviews the outcomes from the foregoing with the board of directors.

        Under our annual performance review program for our executives, annual performance goals are determined for our company as a whole and for each executive individually.

  •
  Annual corporate goals are proposed by management and approved by the board of directors. These corporate goals target the achievement of specific research, clinical, operational, and financial milestones. The compensation committee determines how the components of our annual corporate goals will contribute to the overall performance evaluation.

  •
  Annual individual goals focus on contributions that facilitate the achievement of the corporate goals. Individual goals are proposed at the start of each year by each executive and approved by the chief executive officer and, as appropriate, the compensation committee. Typically, the compensation committee sets the chief executive officer's goals and reviews and discusses with the chief executive officer the goals for all other executive officers. The individual performance goals of each named executive officer consist primarily of the key objectives and goals from our annual business plan that relate to the functional area for which the named executive officer is responsible. The individual performance goals for the chief executive officer are largely coextensive with the corporate goals.

        At the end of each year, the compensation committee evaluates corporate and individual performance. The compensation committee considers the achievement of the corporate goals and individual performance as factors in determining annual salary increases, annual bonuses and annual stock option awards granted to our executives.

  •
  In assessing corporate performance, the compensation committee evaluates corporate performance alongside the approved corporate goals for the year and also evaluates other aspects of corporate performance, including achievements and progress made by us outside of the corporate goals.

  •
  In assessing individual performance, the compensation committee evaluates corporate performance in the areas of each officer's responsibility and relies on the chief executive officer's evaluation of each other officer. The chief executive officer prepares evaluations of the other executives and in doing so compares individual performance to the individual performance goals. The chief executive officer recommends annual executive salary increases, annual stock option awards and bonuses, if any, for the other executives, which are then reviewed and approved by the compensation committee. In the case of the chief executive officer, the compensation committee conducts his individual performance evaluation.

        During this process, the compensation committee consults with its independent compensation consultant and, prior to approving compensation for executive officers, consults with the board of directors. To that end, in connection with the compensation committee's annual performance and compensation review in December 2015, Pearl Meyer provided the compensation committee with a blend of the data from the 2015 peer group and compensation survey data from the Radford 2015 Global Life Sciences Survey, a survey of U.S. biotech companies, where the peer group data did not yield a sufficient sample pool. We refer to this blended data as the "2015 market compensation data." The same approach was followed in December 2016 using a blend of 2016 peer group data provided by Pearl Meyer and the Radford 2016 Global Life Sciences Survey. We refer to this blended data as the "2016 market compensation data."

        For all executives, annual base salary increases, if any, are awarded during the first quarter following the end of the fiscal year. Annual stock option awards and bonuses, if any, are granted as determined by the compensation committee and are typically granted in the first quarter of the fiscal year.

        The compensation committee generally does not plan to approve annual equity grants to employees, including named executive officers, at a time when our company is in possession of material non-public information. We do not award stock options to named executive officers concurrently with the release of material non-public information.

Elements of Executive Compensation

        The compensation program for our executives generally consists of five elements based upon the foregoing objectives:

  •
  base salary;

  •
  annual cash bonuses;

  •
  stock option awards;

  •
  health insurance, life insurance, and other employee benefits; and

  •
  severance and change in control benefits.

        The value of our variable, performance-based compensation is allocated between short-term compensation in the form of a cash bonus and long-term compensation in the form of stock option awards that vest over time from the date of grant of the option awards or from the time of achievement of performance milestones. The annual cash bonus is intended to provide an incentive to our executives to achieve short-term operational objectives. The stock option award is intended to provide an incentive for our executives to achieve longer-term strategic business goals, which should lead to higher stock prices and increased stockholder value. We have not had any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation, or among the different forms of non-cash compensation. Instead, the compensation committee, after reviewing industry information and our cash resources, determines subjectively what it believes to be the appropriate level and mix of the various compensation components.

        We do not have any defined benefit pension plans or any non-qualified deferred compensation plans.

        We are party to employment agreements and employment offer letters with each of our named executive officers. Other than our employment agreement with Dr. Agrawal, none of these employment agreements and employment offer letters include provisions providing for excise tax gross-ups and our compensation committee does not intend to include such provisions in employment related agreements in the future. Employment agreements and employment offer letters with our named executive officers are described below under the caption "Agreements with our Named Executive Officers."

Base Salary

        In establishing base salaries for our named executive officers, our compensation committee typically reviews the market compensation data presented by the committee's independent compensation consultant, considers historic salary levels of the executive officer and the nature of the executive officer's responsibilities, compares the executive officer's base salary with those of our other executives, and considers the executive officer's experience, performance and contributions. The compensation committee also typically considers the challenges involved in hiring and retaining executive talent in our industry and region. In assessing the executive officer's performance, the compensation committee considers the executive officer's role in the achievement of the annual corporate goals, as well as, in the case of our executive officers other than our chief executive officer, the performance evaluation prepared by our chief executive officer with respect to such executive officer. The compensation committee considers such evaluation as a means of informing the compensation committee's decision as to whether the executive officer's performance was generally consistent with our expectations.

        As part of our 2015 annual performance and compensation review, the compensation committee approved new annual base salaries for our executive officers for 2016. In setting these annual base salaries, the compensation committee reviewed the 2015 market compensation data presented by Pearl Meyer. Similarly, as part of our December 2016 annual performance and compensation review, the compensation committee reviewed the 2016 market compensation data and approved new annual base salaries for our executive officers for 2017. In each of the 2015 and 2016 reviews, after considering each executive's current salary, performance, and experience in the context of the market compensation data as well as relative to one another, the compensation committee approved the following salary increases and resulting base salaries:

	2015 Base Salary	2016 Base Salary	% Increase	2017 Base Salary	% Increase
Mr. Milano	$600,000	$600,000	0.0	$600,000	0.0
Dr. Agrawal	$588,100	$588,100	0.0	$588,100	0.0
Mr. Arcudi	$337,400	$347,500	3.0	$357,900	3.0
Mr. Casey	$360,000	$371,000	3.1	$382,000	3.0
Mr. Fletcher	$360,000	$375,000	4.2	$386,300	3.0

Cash Bonuses

        The compensation committee generally structures cash bonuses by linking them to the achievement of the annual corporate goals, corporate performance outside of the corporate goals (i.e. an unexpected opportunistic business development deal would factored subjectively as an adjustment to the score that the committee derived from evaluation of the corporate goals), and individual performance. The amount of the bonus paid, if any, varies among the executive officers depending on individual performance and their contribution to the achievement of our annual corporate goals and corporate performance generally. The compensation committee reviews and assesses corporate goals and individual performance by executive officers and considers the reasons why specific goals have been achieved or have not been achieved. While achievement against the applicable corporate goals is given substantial weight in connection with the determination of annual bonuses, we also factor in an evaluation of our named executive officers' individual performance based on analysis of achievement of individual performance goals as well as the following subjective criteria:

  •
  leadership;

  •
  management;

  •
  judgment and decision making skills;

  •
  results orientation; and

  •
  communication

        The compensation committee set the following individual bonus target percentages for each of our named executive officers for 2016. In determining the target bonus percentages to be used, the compensation committee concluded that the target bonus percentages should be competitive with the

50th percentile of the 2015 market compensation data and that there be no difference in the target bonus percentages of our named executive officers, other than Mr. Milano and Dr. Agrawal.

Executive	2016 Target Cash Bonus (% of Base Salary)
Mr. Milano	50%
Dr. Agrawal	50%
Mr. Arcudi	40%
Mr. Casey	40%
Mr. Fletcher	40%

        Consistent with our company-wide annual incentive plan applicable to all employees, including our named executive officers, both a corporate performance score and individual performance score factored into the determination of each executive officer's cash bonus award for 2016.

        Under the terms of our incentive plan, the corporate performance score is based on the degree to which corporate performance objectives have been achieved. This score is determined by the compensation committee and may range from 0-125%. The individual performance score is based on:

  •
  the degree to which individual performance objectives have been achieved;

  •
  the competencies and behaviors demonstrated in achieving results;

  •
  the technical skills required by the position; and

  •
  the completion of the ongoing responsibilities required by the position.

        The individual performance score may range from 0-125% and is approved by the compensation committee. The individual's actual award is then calculated as follows:

Individual Target Bonus %

x Annual Base Salary

x Corporate Performance Score (0-125%)

x Individual Performance Score (0-125%)

= Individual Bonus Payout

        In setting corporate goals in the first quarter of 2016, the committee agreed to group the business objectives into one of three primary categories, each of which would contribute toward the overall assessment of our corporate performance. In assessing our corporate performance against our 2016 corporate goals, and determining the corporate performance score, the compensation committee considered the extent to which the company achieved the business objectives in each of the categories, and assigned a score for each category, as summarized in the following table:

Primary Goals	Contribution toward Corporate Performance Score	Committee's Assessment of Performance (out of 100%)	Highlights of Performance on Key Objectives
Execute against key program milestones for IMO-2125, IMO-8400, and the third-generation antisense platform	60%	80%

•

Progress in advancing IMO-2125 program relating to phase 1/2 clinical trial enrollment expectations

•

Internal knowledge on 3GA greatly increased through progress on strategic research collaboration with GlaxoSmithKline, though less progress than expected in advancement of internal 3GA candidate.

			• Advanced IMO-8400 program in Dermatomyositis, though of less progress than expected related to Phase 2 clinical trial enrollment expectations.
			• Suspended internal development of IMO-8400 including our ongoing trials in Waldenström's macroglobulinemia and DLBCL.
Enhance strategic direction	20%	100%	• Established intellectual property strategy, as well as robust strategic product plans for IMO-2125 and IMO-8400.
			• Established initial framework for long-term corporate strategy, with more elaboration required.
Enhance our ability to be successful through relevant foundational objectives	20%	80%	• Achieved close to target of 18 months cash on hand at year end, in part as a result of successful financing as well as out-licensing of a non-core asset, IMO-9200.
			• Achieved ongoing but incomplete assimilation to our company values and desired culture.

        Based on these achievements and resulting category scores, the compensation committee determined to use a corporate performance score of 84% for the 2016 bonus calculation.

        In assessing each named executive officer's individual performance score, the compensation committee determined:

  •
  Dr. Agrawal's individual performance score, recognizing his achievement against his personal objectives, including his contributions to our ongoing collaboration with GlaxoSmithKline as well as his general leadership contributions, would be 84%, resulting in an overall bonus equal to 71% of his bonus target;

  •
  Mr. Arcudi's individual performance score, recognizing his achievement against his personal objectives, including his contributions to the completion of our financing and general leadership contributions, would be 100%, resulting in an overall bonus equal to 84% of his bonus target;

  •
  Mr. Casey's individual performance score, recognizing his achievement against his personal objectives, including development of our intellectual property strategy and general leadership contributions, would be 93%, resulting in an overall bonus equal to 78% of his bonus target;

  •
  Mr. Fletcher's individual performance score, recognizing his achievement against his personal objectives, including his role in the out-licensing of IMO-9200 along with his general leadership contributions, would be 91%, resulting in an overall bonus equal to 76% of his bonus target; and

  •
  Mr. Milano's individual performance score would be held to the corporate performance score of 84%, resulting in an overall bonus equal to 71% of his bonus target.

Equity Compensation

        Our equity award program is the primary vehicle for offering long-term incentives to our executive officers, including our named executive officers. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our named executive officers and our stockholders. Equity grants are intended as both a reward for contributing to the long-term success of our company and an incentive for future performance. The vesting feature of our equity awards is intended to further our goal of executive retention by providing an incentive to our named executive officers to remain in our employ during the vesting period. In determining the size of equity awards to our executives, our compensation committee considers:

  •
  the achievement of our annual corporate goals;

  •
  individual performance; the applicable executive officer's previous awards, including the exercise price of such previous awards;

  •
  the recommendations of management;

  •
  the market compensation data presented by the committee's independent compensation consultant, and

  •
  the combined components of the executive officer's compensation.

        The compensation committee approves all equity awards to our executive officers. Our equity awards have typically taken the form of stock options. However, under the terms of our stock incentive plans, we may grant equity awards other than stock options, such as restricted stock awards, stock appreciation rights, and restricted stock units.

        The compensation committee typically makes initial stock option awards to named executive officers upon commencement of their employment and annual stock option awards thereafter. Stock option awards to our named executive officers after the initial stock option awards are typically granted annually after the annual performance review. For 2015 and 2016, these reviews occurred at the regularly scheduled meeting of the compensation committee held in the first quarter of 2016 and 2017, respectively. In general, annual stock option grants vest with respect to 25% of the shares subject to the option on the first anniversary of the date of grant and with respect to the balance of the shares subject to the option in 12 equal quarterly installments over the three-year period thereafter. The exercise price of stock options equals the fair market value of our common stock on the date of grant, which is typically equal to the closing price of our common stock on NASDAQ on the date of compensation committee approval except in the case of new-hire grants, which are approved in advance by the compensation committee with the grant occurring at an exercise price established at the closing price of our common stock on the first day of employment.

        In December 2015, as part of its annual executive compensation and performance review, the compensation committee reviewed the 2016 market compensation data regarding annual stock option grants. The committee granted our named executive officers options to purchase shares of our common stock as follows:

Executive	2016 Option Award (# options)
Mr. Milano	300,000
Dr. Agrawal	231,250
Mr. Arcudi	185,000
Mr. Casey	185,000
Mr. Fletcher	185,000

        These option awards vest with respect to 25% of the shares subject to the option on the first anniversary of the date of grant and with respect to the balance of the shares subject to the option in 12 equal quarterly installments over the three year period thereafter, subject to continued employment with us on each vesting date.

Benefits and Other Compensation

        We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, and a 401(k) plan. During 2016, consistent with our prior practice, we matched 50% of the employee contributions to our 401(k) plan up to a maximum of 6% of the participating employee's annual salary, resulting in a maximum company match of 3% of the participating employee's annual salary, and subject to certain additional statutory dollar limitations. Named executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees and subject to any limitations in such plans. Each of our named executive officers except for Mr. Fletcher contributed to our 401(k) plan and their contributions were matched by us.

        Our board of directors has adopted a retirement policy to address the treatment of options in the event of an employee's retirement that applies to all employees, including all officers. For purposes of this policy, an employee will be deemed to have retired if the employee terminates his or her employment with us, has been an employee of ours for more than 10 years and is older than 65 upon termination of employment. Under the policy, if an employee retires, then:

  •
  all outstanding options held by the employee will automatically vest in full; and

  •
  the period during which the employee may exercise the options will be extended to the expiration of the term of the option under the applicable option agreement.

        Our board adopted this policy for our employees in recognition of the importance of stock options to the compensation of employees and in order to provide each of our employees with the opportunity to get the full benefit of the options held by the employee in the event of his or her retirement after making 10 years of contributions to our company.

        We occasionally pay relocation expenses for newly-hired executive officers who we require to relocate as a condition to their employment by us. We also occasionally pay local housing expenses and travel costs for executives who maintain a primary residence outside of a reasonable daily commuting range to our headquarters. We believe that these are typical benefits offered by comparable companies to executives who are asked to relocate and that we would be at a competitive disadvantage in trying to attract executives who would need to relocate in order to work for us if we did not offer such assistance. We did not provide any relocation benefits to any of our executives in 2016.

        Our named executive officers may also participate in our employee stock purchase plan, which is generally available to all employees who work over 20 hours per week, so long as they own less than 5% of our common stock, including for this purpose vested and unvested stock options. Mr. Arcudi and Mr. Milano participated in the employee stock purchase plan in 2016.

Severance and Change in Control Benefits

        Under our employment agreements and employment offer letters with our named executive officers, we have agreed to provide severance and other benefits in the event of the termination of their employment under specified circumstances. On March 7, 2017, the board of directors approved a form of Severance and Change of Control Agreement to be entered into between the Company and our named executive officers. The severance benefits contained in the Change of Control Agreements supersedes the severance and change of control terms contained in the existing employment offer letters. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the captions "Agreements with our Named Executive Officers" and "Potential Payments Upon Termination or Change in Control" below.

        We believe providing severance and/or change in control benefits as a component of our compensation structure can help us compete for executive talent and attract and retain highly talented executive officers whose contributions are critical to our long-term success. After reviewing the practices of companies in general industry surveys published by Radford Survey + Consulting, and consultation with Pearl Meyer, we believe that our severance and change in control benefits are appropriate.

Deductibility of Executive Compensation/Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally disallows a tax deduction to a public company for certain compensation in excess of $1 million paid to its chief executive officer and three other most highly compensated officers (other than the chief financial officer). Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if specified requirements are met. The compensation committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the compensation committee believes such payments are appropriate and in the best interests of our company and our stockholders. There can be no assurance that compensation awarded to our executive officers will be treated as qualified performance-based compensation under Section 162(m).

Agreements with our Named Executive Officers

        We have entered into agreements with our named executive officers, as discussed below, that provide benefits to the executives upon their termination of employment in certain circumstances or under which we have agreed to specific compensation elements. Other than as discussed below, our named executive officers do not have employment agreements with us, other than standard employee confidentiality agreements, and are at-will employees.

Employment Agreements and Offer Letters

        We have entered into agreements with our named executive officers, as discussed below, that provide benefits to the executives upon their termination of employment in certain circumstances or under which we have agreed to specific compensation elements. Other than as discussed below, our named executive officers do not have employment agreements with us, other than standard employee confidentiality agreements, and are at-will employees.

Vincent J. Milano

        We are a party to an employment offer letter with Mr. Milano, our President and Chief Executive Officer. Under the employment offer letter, Mr. Milano is entitled to receive an annual base salary of $600,000 or such higher amount as our compensation committee or our board of directors may determine. In addition, under the employment offer letter, Mr. Milano is eligible to receive an annual bonus of up to 50% of his base salary based on the achievement of both individual and company performance objectives as developed and determined by our board of directors.

        Under the employment offer letter, if we terminate Mr. Milano's employment without cause, prior to a change-in-control, as such terms are defined in the agreement, he will be entitled to severance payments for 24 months equivalent to his then-current base salary, payable in accordance with our then-current payroll practices, and benefits continuation for the shorter of 24 months or the date his COBRA continuation coverage expires and to receive any bonus that he earned and that our board of directors approved prior to the termination to the extent not then paid. If we terminate Mr. Milano's employment without cause or Mr. Milano terminates his employment with us for good reason, as such terms are defined in the agreement, upon or within one year after a change in control, he will be entitled to severance payments for 24 months equivalent to his then-current base salary, payable in accordance with our then-current payroll practices, and benefits continuation for the shorter of 24 months or the date his COBRA continuation coverage expires and to receive any bonus that he earned and that our board of directors approved prior to the termination to the extent not then paid and the inducement option award that he received upon his commencement of employment with us will vest in full and become immediately exercisable.

        Our agreement to pay severance and benefits pursuant to the employment offer letter is subject to Mr. Milano's entering into a separation and release agreement and is superseded by his severance and change in control agreement (described below) to the extent then in effect.

Sudhir Agrawal, D. Phil.

        We are a party to an employment agreement, as amended, with Dr. Agrawal, our President of Research. The agreement had an initial three-year term that is automatically extended for an additional year unless either party provides prior written notice to the other that the term of the agreement is not to be extended. As a result, on each renewal date, the term of the agreement, as extended, will be three years. On October 19, 2016, the term was extended from October 19, 2018 to October 19, 2019.

        Under the agreement, Dr. Agrawal is currently entitled to receive an annual base salary of $588,100 or such higher amount as our compensation committee or our board of directors may determine. In addition, under the agreement, as modified in December 2014, Dr. Agrawal is eligible to receive an annual bonus in an amount equal to 50% of his base salary, as determined by the compensation committee or our board of directors.

        If we terminate Dr. Agrawal's employment without cause or if he terminates his employment for good reason, as such terms are defined in the agreement, we have agreed to:

  •
  continue to pay Dr. Agrawal his base salary as severance for a period ending on the earlier of the final day of the term of the agreement in effect immediately prior to such termination and the second anniversary of his termination date;

  •
  pay Dr. Agrawal a lump sum cash payment equal to the pro rata portion of the annual bonus that he earned in the year preceding the year in which his termination occurs;

  •
  continue to provide Dr. Agrawal with healthcare, disability and life insurance benefits for a period ending on the earlier of the final day of the term of the agreement in effect immediately prior to the termination date and the second anniversary of the termination date, except to the extent another employer provides Dr. Agrawal with comparable benefits;

  •
  accelerate the vesting of any stock options or other equity incentive awards previously granted to Dr. Agrawal as of the termination date to the extent such options or equity incentive awards would have vested had he continued to be an employee until the final day of the term of the agreement in effect immediately prior to such termination; and

  •
  permit Dr. Agrawal to exercise any vested stock options until the second anniversary of the termination date.

        If Dr. Agrawal's employment is terminated by him for good reason or by us without cause in connection with, or within one year after, a change in control, as such terms are defined in the agreement, we have agreed to provide Dr. Agrawal with all of the items listed above, except that in lieu of the severance amount described above, we will pay Dr. Agrawal a lump sum cash payment equal to his base salary multiplied by the lesser of the aggregate number of years or portion thereof remaining in his employment term and two years. We have also agreed that if we execute an agreement that provides for our company to be acquired or liquidated, or otherwise upon a change in control, all unvested stock options held by Dr. Agrawal will vest in full.

        Our employment agreement with Dr. Agrawal provides that if all or a portion of the payments made under the agreement are subject to the excise tax imposed by Section 4999 of the Code, or a similar state tax or assessment, we will pay him an amount necessary to place him in the same after-tax position as he would have been had no excise tax or assessment been imposed. Any amounts paid pursuant to the preceding sentence will also be increased to the extent necessary to pay income and excise tax on those additional amounts.

        In the event of Dr. Agrawal's death or the termination of his employment due to disability, we have agreed to pay Dr. Agrawal or his beneficiary a lump sum cash payment equal to the pro rata portion of the annual bonus that he earned in the year preceding his death or termination due to disability. Additionally, any stock options or other equity incentive awards previously granted to Dr. Agrawal and held by him on the date of his death or termination due to disability will vest as of such date to the extent such options or equity incentive awards would have vested had he continued to be an employee until the final day of the term of the employment agreement in effect immediately prior to his death or termination due to disability. Dr. Agrawal or his beneficiary will be permitted to exercise such stock options until the second anniversary of his death or termination of employment due to disability.

        Dr. Agrawal has agreed that during his employment with us and for a one-year period thereafter, he will not hire or attempt to hire any of our employees or compete with us.

        In connection with his transition to his new role of President of Research in December 2014, we and Dr. Agrawal agreed that his employment would continue to be subject to and on the terms and conditions set forth in his employment agreement but for the change in position and the modification of Dr. Agrawal's target bonus to be a fixed at 50% of base salary rather than the 20% to 70% of base salary range set forth in the employment agreement. In addition, Dr. Agrawal acknowledged and agreed that, notwithstanding anything to the contrary set forth in his employment agreement, the transition of his employment from President and Chief Executive Officer to President of Research, and the changes in his authority, duties, responsibilities and reporting structure associated with such event, would not constitute good reason, as defined in the employment agreement, and that he would not and could not terminate his employment for good reason on the basis of such event and changes.

        In consideration of the foregoing agreements, we agreed that the vesting of any and all stock options then held by Dr. Agrawal would be accelerated such that, as of that date, such options would be deemed vested to the extent such options would have been vested had Dr. Agrawal continued to be employed by us on October 19, 2017, and any portion of such options that remained unvested after giving effect to such acceleration would continue to vest in accordance with their respective terms. This acceleration did not apply to the options granted to Dr. Agrawal in December 2014 or January 2016.

        On April 18, 2017, we entered into a separation agreement and release of claims with Dr. Agrawal, under which Dr. Agrawal agreed to resign as our President of Research and as a member of our board of directors, effective May 31, 2017, and we agreed to provide him certain severance benefits and other compensation. Dr. Agrawal also agreed to enter into a scientific advisor agreement with us on June 1, 2017 under which he will provide consulting services to us, and we will pay him consulting fees equal to $10,000 per month.

Louis J. Arcudi, III

        We are a party to an employment letter, as amended, with Mr. Arcudi, our Senior Vice President of Operations, Chief Financial Officer, Treasurer and Assistant Secretary. Under the employment letter, Mr. Arcudi was initially entitled to receive an annual base salary of $315,000, which amount is subject to adjustment from time to time in accordance with normal business practices. In addition, under the employment letter, Mr. Arcudi is entitled to receive an annual bonus in an amount approved by our board or the compensation committee based on the achievement of both individual and company performance objectives as developed and determined by our board of directors.

        Under the employment letter, if we terminate Mr. Arcudi's employment without cause at any time, or if he terminates his employment for good reason upon a change in control or within one year after a change of control, as such terms are defined in the agreement, we have agreed to:

  •
  continue to pay Mr. Arcudi his base salary as severance for 12 months following such termination payable in accordance with our then current payroll practices; and

  •
  continue to provide Mr. Arcudi with health and dental benefits for 12 months following such termination, except to the extent another employer provides Mr. Arcudi with comparable benefits.

        Our agreement to pay severance and benefits pursuant to the employment letter is subject to Mr. Arcudi's entering into a separation and release agreement and is superseded by his severance and change in control agreement (described below) to the extent then in effect.

Mark J. Casey

        We are a party to an employment offer letter with Mr. Casey, our Senior Vice President, General Counsel, and Secretary. Under the terms of the employment offer letter, Mr. Casey is entitled to receive an annual base salary of $360,000 or such higher amount as our compensation committee or our board of directors may determine. In addition, under the employment offer letter, Mr. Casey is eligible to receive an annual bonus of up to 40% of his base salary based on the achievement of both individual and company performance objectives as established by our board of directors. Under the employment offer letter, if we terminate Mr. Casey's employment without cause at any time, or if he terminates his employment for good reason upon a change in control or within one year after a change in control, as such terms are defined in the agreement, we have agreed to:

  •
  continue to pay Mr. Casey his base salary as severance for 12 months following such termination payable in accordance with our then current payroll practices plus bonus earned and approved by the board of directors but unpaid at the time of termination;

  •
  continue to provide Mr. Casey with health and dental benefits for 12 months following such termination, except to the extent another employer provides Mr. Casey with comparable benefits; and

  •
  only in the event of a termination described above that occurs upon or within one year after a change in control, fully vest all options granted to Mr. Casey upon the commencement of his employment.

        Our agreement to pay severance and benefits pursuant to the employment offer letter is subject to Mr. Casey's entering into a separation and release agreement and is superseded by his severance and change in control agreement (described below) to the extent then in effect.

R. Clayton Fletcher

        We are a party to an employment offer letter with Mr. Fletcher, our Senior Vice President of Business Development and Strategic Planning. Under the terms of the employment offer letter, Mr. Fletcher is entitled to receive an annual base salary of $360,000 or such higher amount as our compensation committee or our board of directors may determine. In addition, under the employment offer letter, Mr. Fletcher is eligible to receive an annual bonus of up to 35% of his base salary based on the achievement of both individual and company performance objectives as established by our board of directors. Under the employment offer letter, if we terminate Mr. Fletcher's employment without cause at any time, or if he terminates his employment for good reason upon a change in control or within one year after a change in control, as such terms are defined in the agreement, we have agreed to:

  •
  continue to pay Mr. Fletcher his base salary as severance for 12 months following such termination payable in accordance with our then current payroll practices plus any bonus earned and approved by the board of directors but unpaid at the time of termination;

  •
  continue to provide Mr. Fletcher with health and dental benefits for 12 months following such termination, except to the extent another employer provides Mr. Fletcher with comparable benefits; and

  •
  only in the event of a termination described above that occurs upon or within one year after a change in control, fully vest all options granted to Mr. Fletcher upon the commencement of his employment.

        Our agreement to pay severance and benefits pursuant to the employment offer letter is subject to Mr. Fletcher's entering into a separation and release agreement and is superseded by his severance and change in control agreement (described below) to the extent then in effect.

Severance and Change in Control Agreements

        We have entered into a Severance and Change of Control agreement ("Agreement") with each of Messrs. Milano, Arcudi, Casey and Fletcher in each case, on the same terms as described in the Form 8-K filed by the company on March 13, 2017. In particular, the Agreement provides that if we consummates a Change of Control (as defined in Agreement), it will employ the executive for a period of 24 months from the date of the consummation of the Change of Control. Pursuant to the Agreement, during such period (the "Employment Period"), (i) the executive's position and duties for the Company will be commensurate with the most significant of the duties and positions held by the executive during the 90 day period preceding the date of the consummation of the Change of Control; (ii) the executive's annual base salary will equal at least 12 times the highest monthly base salary paid to the executive during the 12 months prior to the date of the Change of Control; (iii) the executive will be entitled to an annual bonus equal to at least the greatest of (a) the average bonus paid to the executive in respect of the three fiscal years immediately preceding the fiscal year in which the Change of Control occurs, (b) the annual bonus paid for the fiscal year immediately preceding the fiscal year in which the Change of Control occurs and (c) 100% of the target bonus for (1) the fiscal year immediately preceding the fiscal year in which the Change of Control occurs, (2) the fiscal year in which the Change of Control occurs or (3) any fiscal year following the fiscal year in which the Change of Control occurs and prior to the then-current fiscal year, whichever is highest, and (iv) the executive will be entitled to certain other benefits as are consistent with the benefits paid to the executive during the year prior to the change of control.

        The Agreement also provides that if an executive is terminated without "cause" or resigns for "good reason" (as such terms are defined in the Agreement) during the Employment Period, such executive will be entitled to receive the following:

            (i)  100% of such executive's target bonus for the fiscal year in which the termination occurs prorated for the portion of the year worked;

           (ii)  a lump sum payment equal to 150% of the sum of (a) such executive's annual base salary for the fiscal year immediately preceding the fiscal year in which the termination occurs and (b) the greatest of (1) the average bonus paid to the executive in respect of the three fiscal years immediately preceding the fiscal year in which the termination occurs, (2) the annual bonus paid for the fiscal year immediately preceding the fiscal year in which the termination occurs and (3) 100% of the target bonus for the fiscal year immediately preceding the fiscal year in which the termination occurs or the fiscal year in which the termination occurs, whichever is higher; and

          (iii)  a lump sum payment equal to 150% of the Company's share of the annual premium for group medical and/or dental insurance coverage that was in place for the executive immediately prior to the date of termination.

        In addition, all outstanding stock options, restricted stock or stock appreciation rights held by the executive as of the date of termination will be automatically vested in full as of the date of termination, and the executive will have the ability to exercise any such options or stock appreciation rights for the longer of the period of time provided for in the applicable equity award agreement or plan, or the shorter of one year after the date of termination or the remaining term of the applicable equity award.

        If the executive is terminated without "cause" or resigns for "good reason," prior to the date of a Change of Control, such executive will be entitled to the following under the Agreement:

            (i)  an amount equal to the greater of (x) the average bonus paid to the executive in respect of the three fiscal years immediately preceding the fiscal year in which the termination occurs, and (y) the annual bonus paid for the fiscal year immediately preceding the fiscal year in which the termination occurs prorated for the portion of the fiscal year worked;

           (ii)  continued payment of the executive's base salary for a period of one year from the date of termination and

          (iii)  if the executive elects to continue receiving group medical and/or dental insurance under the continuation coverage rules known as COBRA (to the extent the executive previously participated in such group insurance plans immediately prior to the date of termination), payment by the Company of its share of the premium for such coverage that it pays for active and similarly-situated employees who receive the same type of coverage for a period of one year from the date of termination.

        The Company's obligation to pay severance and benefits under the Agreement is subject to and conditioned upon the executive executing a general release in favor of the Company.

        The Agreement expires on December 31, 2018, but commencing on December 31, 2017 and each anniversary thereof, unless notice of termination has been provided by a party, the term of the Agreement will automatically be extended by one year so as to extend the term from the renewal date for two years.

Indemnification Agreements

        On March 7, 2017, the board of directors approved a form of Indemnification Agreement to be entered into between the Company and our directors and officers. Each of Messrs. Milano, Arcudi, Casey and Fletcher entered into an Indemnification agreement with the Company. In general, the Indemnification Agreements provide that the Company will indemnify the director or officer to the fullest extent permitted by law for claims arising in his or her capacity as a director or officer of the Company or in connection with their service at our request for another corporation or entity. The Indemnification Agreements also provide for procedures that will apply in the event that a director or officer makes a claim for indemnification and establish certain presumptions that are favorable to the director or officer.

Formal Clawback Policy

        In April 2015, ahead of any such requirement in the Dodd-Frank Wall Street Reform and Consumer Protection Act, our compensation committee adopted a formal clawback policy, which will apply in the event we are required to prepare an accounting restatement after the adoption of the clawback policy due to any material noncompliance with any financial reporting requirement under the U.S. federal securities laws. This policy requires us to use reasonable efforts to recover from any of our current or former executive officers who receive incentive-based compensation (including stock options awarded as compensation) during the three-year period preceding the date on which we are required to prepare an accounting restatement based on erroneous data, the excess of what would have been paid to such executive officer under the accounting restatement.

Compensation Committee Report

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the compensation committee of the board of directors,

Kelvin Neu, Chairman
Youssef El Zein
Maxine Gowen

Summary Compensation Table

        The table below summarizes compensation paid to or earned by our named executive officers for 2016, 2015 and 2014.

Summary Compensation Table for Fiscal Year 2016

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Vincent J. Milano	2016	600,000	—	573,780		211,680	31,555	1,417,015
President and Chief	2015	600,000	—	—	(4)	288,120	32,950	921,070
Executive Officer(3)	2014	50,000	—	3,977,400			2,138	4,029,538
Sudhir Agrawal, D. Phil.	2016	588,100	—	442,289		207,482	32,495	1,270,366
President of Research(5)	2015	588,100	—	—	(4)	302,577	33,172	923,849
	2014	570,960	285,480	2,153,475			32,681	3,042,596
Louis J. Arcudi, III	2016	347,500	—	353,831		116,760	26,276	844,367
Senior Vice President of	2015	337,400	—	—	(4)	132,261	26,989	496,650
Operations, Chief Financial	2014	327,600	98,300	506,700			29,690	962,290
Officer, Treasurer and Assistant Secretary
Mark J. Casey	2016	371,000	—	353,831		115,930	31,706	872,467
Senior Vice President,	2015	182,727	—	1,381,380	(4)	71,629	17,614	1,653,350
General Counsel and Secretary(6)
R. Clayton Fletcher	2016	375,000	—	353,831		114,660	23,580	867,071
Senior Vice President,	2015	336,818	—	1,857,180	(4)	132,032	22,794	2,348,824
Business Development and Strategy(7)

(1)
Represents the aggregate grant date fair value of options granted to each of the named executive officers as computed in accordance with ASC 718. These amounts do not represent the actual amounts paid to or realized by the named executive officers. See Note 2(j) to the financial statements in our annual report on Form 10-K for the year ended December 31, 2016 regarding assumptions we made in determining the fair value of option awards.

(2)
"All Other Compensation" for 2016 for each of the named executive officers includes the following:

	Premiums paid by us for all insurance plans ($)	Company match on 401(k) ($)
Mr. Milano	23,605	7,950
Dr. Agrawal	24,545	7,950
Mr. Arcudi	18,326	7,950
Mr. Casey	23,756	7,950
Mr. Fletcher	23,580	—
(3)
Mr. Milano joined our company and became our President and Chief Executive Officer in December 2014.

(4)
None of our executive officers received an annual equity grant during 2015. Each of Mr. Casey and Mr. Fletcher received a grant of 600,000 options upon commencement of their employment in 2015.

(5)
Dr. Agrawal served as our President and Chief Executive Officer throughout 2013 and from January 2014 until November 2014.

(6)
Mr. Casey joined our company and became our Senior Vice President, General Counsel and Secretary effective as of June 29, 2015.

(7)
Mr. Fletcher joined our company and became our Senior Vice President, Business Development and Strategy effective as of January 26, 2015.

        See "Compensation Discussion and Analysis" above for a discussion of annual cash bonuses and the amount of salary and bonus in proportion to total compensation.

Grants of Plan-Based Awards

        The following table sets forth information regarding stock options granted to our named executive officers during 2016.

Grants of Plan-Based Awards for Fiscal Year 2016

							All Other Option Awards: Number of Securities Underlying Options (#)(1)
			Date of Approval of Grant if Different from Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Exercise or Base Price of Option Awards ($/Sh)
									Grant Date Fair Value of Option Awards ($)(2)
Name	Grant Date			Threshold ($)	Target ($)	Maximum ($)
Vincent J. Milano	1/6/2016	(3)		—	300,000	468,750
							300,000	2.88	573,780
Sudhir Agrawal, D. Phil.	1/6/2016	(3)		—	294,050	459,453
							231,250	2.88	442,289
Louis J. Arcudi, III	1/6/2016	(3)		—	139,000	216,840
							185,000	2.88	353,831
Mark J. Casey	1/6/2016	(3)		—	148,400	231,504
							185,000	2.88	353,831
R. Clayton Fletcher	1/6/2016	(3)		—	150,000	234,000
							185,000	2.88	353,831

(1)
The term of these options is ten years. The vesting of these stock options is time-based. See "Compensation Discussion and Analysis—Elements of Executive Compensation—Equity Compensation" for a full description of the vesting terms for these options. See "Agreements with our Named Executive Officers" for further information about acceleration of vesting of options in the event of the termination of employment and/or a change of control.

(2)
Represents the aggregate grant date fair value of option awards made to the named executive officers in 2016 as computed in accordance with ASC 718. These amounts do not represent the actual amounts paid to or realized by the named executive officers during 2016. See Note 2(j) to the financial statements in our annual report on Form 10-K for the year ended December 31, 2016 regarding assumptions we made in determining the fair value of option awards.

(3)
Granted pursuant to our 2013 Stock Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding the outstanding stock options held by our named executive officers as of December 31, 2016. None of our named executive officers held shares of unvested restricted stock as of December 31, 2016.

Outstanding Equity Awards at Fiscal Year-End for 2016

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Vincent J. Milano	1,000,000	(1)	1,000,000	(1)	3.12	12/1/2024
	—		300,000	(2)	2.88	1/6/2026
Sudhir Agrawal, D. Phil.(3)	62,500		—		7.05	6/25/2017
	125,000		—		13.28	1/2/2018
	200,000		—		8.7	12/16/2018
	300,000		—		5.24	12/23/2019
	231,000		—		2.74	12/27/2020
	365,000		—		1.157	11/28/2021
	25,551		—		1.16	11/28/2021
	500,000		—		0.69	5/22/2023
	500,000		—		1.5	8/16/2023
	796,875	(4)	53,125	(4)	2.56	12/10/2023
	425,000	(5)	425,000	(5)	3.97	12/10/2024
	—		231,250	(2)	2.88	1/6/2026
Louis J. Arcudi, III	80,000		—		12.25	12/3/2017
	40,000		—		8.7	12/16/2018
	110,000		—		5.24	12/23/2019
	95,000		—		2.74	12/27/2020
	146,000		—		1.157	11/28/2021
	278,667	(6)	69,666	(6)	0.69	5/22/2023
	225,000	(4)	75,000	(4)	2.56	12/10/2023
	100,000	(5)	100,000	(5)	3.97	12/10/2024
	—		185,000	(2)	2.88	1/6/2026
Mark J. Casey	225,000		375,000	(7)	3.44	6/29/2025
	—		185,000	(2)	2.88	1/6/2026
R. Clayton Fletcher	262,500		337,500	(8)	4.67	1/26/2025
	—		185,000	(2)	2.88	1/6/2026

(1)
The shares subject to this option vest as follows:

•
25% of the shares subject to the option vest on the first anniversary of the date of grant; and

•
6.25% of the shares subject to the option vest quarterly from the first anniversary of the date of grant until December 1, 2018 when all shares will be vested.

(2)
The shares subject to this option vest as follows:

•
25% of the shares subject to the option vest on the first anniversary of the date of grant; and

  •
  6.25% of the shares subject to the option vest quarterly from the first anniversary of the date of grant until January 6, 2020 when all shares will be vested.

(3)
Pursuant to our December 2014 letter agreement with Dr. Agrawal, the vesting of all stock options held by Dr. Agrawal as of the letter agreement date was accelerated to the extent that such options would have been vested had Dr. Agrawal continued to be employed by us on October 19, 2017. Stock options that remained unvested after giving effect to this acceleration continue to vest in accordance with the terms of the underlying stock option agreement.

(4)
6.25% of the shares subject to this option vest quarterly from the date of grant until December 10, 2017 when all shares will be vested. The total number of shares subject to the option equals the sum of the figures in the exercisable and unexercisable columns.

(5)
6.25% of the shares subject to this option vest quarterly from the date of grant until December 10, 2018 when all shares will be vested. The total number of shares subject to the option equals the sum of the figures in the exercisable and unexercisable columns.

(6)
The shares subject to this option vest as follows:

•
40% of the shares subject to the option vest on the first anniversary of the date of grant; and

•
20% of the shares subject to the option vest on each of the second, third and fourth anniversaries of the date of grant.

The total number of shares subject to the option equals the sum of the figures in the exercisable and unexercisable columns.

(7)
The shares subject to this option vest as follows:

•
25% of the shares subject to the option vest on the first anniversary of the date of grant; and

•
6.25% of the shares subject to the option vest quarterly from the first anniversary of the date of grant until June 29, 2019 when all shares will be vested.

(8)
The shares subject to this option vest as follows:

•
25% of the shares subject to the option vest on the first anniversary of the date of grant; and

•
6.25% of the shares subject to the option vest quarterly from the first anniversary of the date of grant until January 26, 2019 when all shares will be vested.

Option Exercises and Stock Vested

        None of our named executive officers exercised any options during the year ended December 31, 2016.

Potential Payments Upon Termination or Change in Control

        Under our employment agreement and employment offer letters with our executive officers, we have agreed to provide severance and other benefits in the event of the termination of their employment under specified circumstances. These agreements are described above under the caption "Agreements with our Named Executive Officers." Certain of our named executive officers are entitled to acceleration of vesting in connection with a termination of employment upon or within one year after a change in control for the options the compensation committee granted in November 2011, effective December 5, 2011 and January 3, 2012.

        In March 2017, we entered into severance and change of control agreements with Messrs. Milano, Arcudi, Casey and Fletcher, which superseded the severance and change in control provisions of each of their respective employment offer letters. In April 2017, we entered into a separation agreement and release of claims with Dr. Agrawal, under which Dr. Agrawal agreed to resign as our President of Research and as a member of our board of directors, effective May 31, 2017, and we agreed to provide him certain severance benefits and other compensation. However, because the following tables are as of December 31, 2016, such tables do not reflect the benefits Messrs. Milano, Arcudi, Casey and Fletcher could receive under such severance and change of control agreements or the benefits Dr. Agrawal will receive under such separation agreement and release of claims. These agreements are described above under the caption "Agreements with our Named Executive Officers."

Termination of Employment Not In Connection With or Following a Change in Control

        The following table sets forth the estimated potential benefits that our named executive officers would be entitled to receive upon their termination of employment with our company (other than a termination in connection with or following a change in control of our company) if the named executive officers' employment terminated on December 31, 2016. This table represents estimates only and does not necessarily reflect the actual amounts that would be paid to our named executive officers, which would only be known at the time that they become eligible for payment following their termination.

Termination of Employment Not In Connection With or Following a Change in Control

Name	Severance Payments ($)	Bonus Amount ($)	Value of Accelerated Vesting of Stock Options ($)(1)	Value of Continuation of Benefits ($)		Total ($)
Vincent J. Milano(2)	1,200,000	—	—	29,313	(3)	1,229,313
Sudhir Agrawal, D. Phil.(4)	1,176,200	302,577	—	48,918	(5)	1,527,695
Louis J. Arcudi, III(6)	347,500	—	—	14,402	(3)	361,902
Mark J. Casey(6)	371,000	—	—	19,995	(3)	390,995
R. Clayton Fletcher(6)	375,000	—	—	19,542	(3)	394,542

(1)
All options for which vesting would be accelerated have an exercise price greater than $1.50, the closing price of our common stock on December 31, 2016.

(2)
Mr. Milano's employment offer letter provides that following the termination of Mr. Milano's employment without cause, Mr. Milano will be entitled to severance payments for 24 months equivalent to his then-current base salary and benefits continuation for the shorter of 24 months or the date his COBRA continuation coverage expires and to receive any bonus that he earned and that our board of directors approved prior to the termination to the extent not then paid. See "Agreements with our Named Executive Officers" for further information about acceleration of vesting and severance payments.

(3)
This amount represents the estimated cost to us of continuing the named executive officer's healthcare and dental insurance benefits for the shorter of the severance period applicable to such named executive officer or the date his COBRA continuation coverage expires, in each case based on our costs for such benefits at December 31, 2016.

(4)
Dr. Agrawal's employment agreement provides that following the termination of Dr. Agrawal's employment by him for good reason or by us other than for death, disability or cause, Dr. Agrawal will be entitled to severance payments, a pro rata portion of his bonus for the prior year, if any, benefits continuation and acceleration of vesting of his equity awards to the extent such options or equity incentive awards would have vested had he continued to be an employee until the final day of the term of the agreement in effect immediately prior to such termination. Upon termination of Dr. Agrawal's employment due to death or disability, we have agreed to pay a pro rata portion of his bonus for the prior year and to accelerate the vesting of his equity awards to the extent such options or equity incentive awards would have vested had he continued to be an employee until the final day of the term of the agreement in effect immediately prior to such termination. See "Agreements with our Named Executive Officers" for further information about acceleration of vesting and severance payments in such circumstances.

(5)
This amount represents the estimated cost to us of continuing the named executive officer's healthcare, disability, life and dental insurance benefits for the full severance period applicable to such named executive officer based on our costs for such benefits at December 31, 2016.

(6)
Severance payments and benefits continuation will only be paid following termination by us of the named executive officer without cause. See "Agreements with our Named Executive Officers" for further information.

Termination of Employment In Connection With or Following a Change in Control

        The following table sets forth the estimated potential benefits that our named executive officers would be entitled to receive upon their termination of employment with our company in connection with or following a change in control of our company if the change of control occurred on December 31, 2016 and the named executive officer's employment was immediately terminated and an estimate regarding any gross-up payments for certain taxes in the event that any payments made in connection with a change in control of our company would be subject to excise tax imposed by Section 4999 of the Code. This table represents estimates only and does not necessarily reflect the actual amounts that would be paid to our named executive officers, which would only be known at the time that they become eligible for payment following their termination.

Termination of Employment In Connection With or Following a Change in Control

Name	Severance Payments ($)	Bonus Amount ($)	Value of Accelerated Vesting of Stock Options ($)(1)	Value of Continuation of Benefits ($)(2)		Tax Gross-Up Payments ($)	Total ($)
Vincent J. Milano(2)	1,200,000	—	—	29,313	(3)	—	1,229,313
Sudhir Agrawal, D. Phil.(4)	1,176,200	302,577	—	48,918	(5)	—	1,527,695
Louis J. Arcudi, III(6)	347,500	—	—	14,402	(3)	—	361,902
Mark J. Casey(7)	371,000		—	19,995	(3)	—	390,995
R. Clayton Fletcher(8)	375,000	—	—	19,542	(3)	—	394,542

(1)
All options for which vesting would be accelerated have an exercise price greater than $1.50, the closing price of our common stock on December 31, 2016.

(2)
Mr. Milano's employment offer letter provides that following the termination of Mr. Milano's employment without cause or if Mr. Milano terminates his employment with us for good reason, upon or within one year after a change in control, he will be entitled to severance payments for 24 months equivalent to his then-current base salary and benefits continuation for the shorter of 24 months or the date his COBRA continuation coverage expires and to receive any bonus that he earned and that our board of directors approved prior to the termination to the extent not then paid and the inducement option award that he received upon his commencement of employment with us will vest in full and become immediately exercisable. See "Agreements with our Named Executive Officers" for further information about acceleration of vesting and severance payments.

(3)
Represents the estimated cost to us of continuing the named executive officers' healthcare and dental insurance benefits for the shorter of the severance period applicable to such named executive officer or the date his COBRA continuation coverage expires, in each case based on our costs for such benefits at December 31, 2016.

(4)
Dr. Agrawal's employment agreement provides that following the termination of Dr. Agrawal's employment in connection with or following a change in control by him for good reason or by us other than for death, disability or cause, Dr. Agrawal will be entitled to a lump sum severance payment, a pro rata portion of his bonus for the prior year, benefits continuation and full acceleration of vesting of his option awards. See "Agreements with our Named Executive Officers" for further information about acceleration of vesting and severance payments in such circumstances.

(5)
Represents the estimated cost to us of continuing the named executive officers' healthcare, disability, life and dental insurance benefits for the applicable severance period based on our costs for such benefits at December 31, 2016.

(6)
Mr. Arcudi's employment letter provides that following the termination of Mr. Arcudi's employment in connection with or following a change in control by him for good reason or by us other than for death, disability or cause, Mr. Arcudi will be entitled to severance payments of his then current base salary and benefits continuation for a twelve-month period, payable in accordance with and at the times contemplated by our then current payroll practices.

(7)
Mr. Casey's employment offer letter provides that following the termination of Mr. Casey's employment without cause or if Mr. Casey terminated his employment with us for good reason, upon or within one year after a change in control, he will be entitled to 12 months' severance and benefits continuation and to receive any bonus that he earned and that our board of directors approved prior to the termination to the extent not then paid and the option and inducement awards that he received upon his commencement of employment with us would have vested in full and become immediately exercisable.

(8)
Mr. Fletcher's employment offer letter provides that following the termination of Mr. Fletcher's employment without cause or if Mr. Fletcher terminated his employment with us for good reason, upon or within one year after a change in control, he will be entitled to 12 months' severance and benefits continuation and to receive any bonus that he earned and that our board of directors approved prior to the termination to the extent not then paid and the inducement award that he received upon his commencement of employment with us would have vested in full and become immediately exercisable.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about our common stock that may be issued upon exercise of options and warrants under all of our equity compensation plans as of December 31, 2016. In addition, from time to time, we grant "inducement grants" pursuant to Nasdaq Listing Rule 5635(c)(4).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Warrants (a)	Weighted- Average Exercise Price of Outstanding Options and Warrants (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	14,851,520	$3.26	6,414,789
Equity compensation plans not approved by stockholders(2)	3,150,000	$3.51	—
Total	18,001,520	$3.30	6,414,789

(1)
Consists of our:

•
1995 Employee Stock Purchase Plan;

•
1995 Director Stock Option Plan;

•
1997 Stock Incentive Plan;

•
2005 Stock Incentive Plan;

•
2008 Stock Incentive Plan; and

•
2013 Stock Incentive Plan.

  Shares are available for future issuance only under our 1995 Employee Stock Purchase Plan and our 2013 Stock Incentive Plan.

(2)
Consists of stock options issued as inducement grants as of December 31, 2016. These stock options are generally subject to the same terms and conditions as those awarded pursuant to the plans approved by our stockholders.

 PROPOSAL TWO

APPROVAL, BY NON-BINDING VOTE, OF EXECUTIVE COMPENSATION

        We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Consistent with the preference expressed by our stockholders at our 2011 annual meeting of stockholders, we have determined to hold an advisory vote on executive compensation annually.

        The compensation committee of our board of directors seeks to achieve the following broad goals in connection with our executive compensation programs and decisions regarding individual compensation:

  •
  attract, retain and motivate the best possible executive talent;

  •
  ensure executive compensation is aligned with our corporate strategies and business objectives, including our short-term operating goals and longer-term strategic objectives;

  •
  promote the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and

  •
  align executives' incentives with the creation of stockholder value.

        Our compensation program for our executives generally consists of five elements based upon the foregoing objectives:

  •
  base salary;

  •
  annual cash bonuses;

  •
  stock option awards;

  •
  health care, life insurance and other employee benefits; and

  •
  severance and change in control benefits.

        The value of our variable, performance-based compensation is split between short-term compensation in the form of a cash bonus and long-term compensation in the form of stock option awards that vest over time from the date of grant of the option awards and from the time of achievement of performance milestones. The annual cash bonus is intended to provide an incentive to our executives to achieve short-term operational objectives. The stock option awards provide an incentive for our executives to achieve longer-term strategic business goals, which should lead to higher stock prices and increased stockholder value.

        The "Executive Compensation" section set forth elsewhere in this proxy statement, including the "Compensation Discussion and Analysis," describes in detail our executive compensation programs and the decisions made by the compensation committee and the board of directors with respect to the fiscal year ended December 31, 2016.

        Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

  RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission,

  including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.

        As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our board of directors (or any committee thereof), create or imply any change to our fiduciary duties or the fiduciary duties of our board of directors (or any committee thereof), or create or imply any additional fiduciary duties on us or our board of directors (or any committee thereof). However, our compensation committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Recommendation of the Board of Directors

Our board of directors recommends that stockholders vote to approve the compensation of our named executive officers by voting FOR this proposal.

 PROPOSAL THREE

APPROVAL, BY NON-BINDING VOTE, THE FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION

        In Proposal Two, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal Three, we are asking our stockholders to cast a non-binding advisory vote on the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two or three years, or may abstain. This proposal, which is commonly referred to as "say-on-frequency," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A to the Exchange Act.

        The board of directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the board of directors may decide that it is in the best interest of our stockholders and the company to hold the advisory vote to approve executive compensation more or less frequently. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

        After careful consideration, the board of directors believes that an executive compensation advisory vote should be held every year, and therefore our board of directors recommends that you vote for a frequency of every "ONE YEAR" for future executive compensation advisory votes.

        The board of directors believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters. We believe an annual vote would be the best governance practice for our company at this time.

Recommendation of the Board of Directors

Our board of directors believes that holding the executive compensation advisory vote every year is in the best interest of the company and stockholders and recommends voting for a frequency of every "ONE YEAR."

 PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO THE COMPANY'S 2013 STOCK INCENTIVE PLAN

        Our 2013 Stock Incentive Plan was adopted by our board of directors in May 2013 and was approved by our stockholders in July 2013. In April 2014 and April 2015, the board of directors adopted amendments to the 2013 Stock Incentive Plan, to, among other things, increase the number of shares authorized to be issued pursuant to awards granted under the 2013 Stock Incentive Plan, which amendments were approved by the stockholders in June 2014 and June 2015, respectively. In March 2017, the board of directors adopted a further amendment, or the Amendment, to the 2013 Stock Incentive Plan, subject to stockholder approval, to, among other things, increase the number of shares of common stock authorized for issuance under the 2013 Stock Incentive Plan by 10,000,000 shares, plus such additional number of shares (up to 6,946,978) as is equal to the number of shares of common stock subject to awards granted under our 2005 Stock Incentive Plan or 2008 Stock Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right.

        A copy of the Amendment is attached as Appendix A to this proxy statement and is incorporated herein by reference. All other provisions of the 2013 Stock Incentive Plan will remain in full force and effect. A copy of the 2013 Stock Incentive Plan, as amended by the Amendment, is attached as Appendix B to this proxy statement.

        If the Amendment is approved, the total number of shares of common stock authorized for issuance under the 2013 Stock Incentive Plan would be 25,224,460 shares, plus such additional number of shares of common stock (up to 6,946,978 shares) as is equal to the number of shares of common stock subject to awards granted under our 2005 Stock Incentive Plan or 2008 Stock Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right.

        As of March 31, 2017, options to purchase 3,319,092 shares of common stock were outstanding under the 2013 Stock Incentive Plan, 175,557 shares had been issued to non-employee directors in lieu of the payment of cash board fees, and an additional 97,090 shares were available for issuance pursuant to future awards under the 2013 Stock Incentive Plan (plus such additional number of shares of common stock as is equal to the number of shares of common stock subject to awards granted under our 2005 Stock Incentive Plan or 2008 Stock Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right).

        In consideration of the limited number of shares remaining available for issuance under the 2013 Stock Incentive Plan and our need for equity compensation to maintain a competitive position in attracting, retaining and motivating key personnel, our board of directors adopted the Amendment. In calculating the size of the increase in the authorized number of shares issuable under the 2013 Stock Incentive Plan, our board of directors considered, among other things, our hiring plans and expected number of employees, our historic share usage under our stock incentive plans, our "burn rate," our current overhang in shares issuable upon exercise of outstanding awards granted under our stock incentive plans or as inducement grants, the existing terms of such outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates.

        If stockholders approve the Amendment, we will have 13,319,092 shares of common stock available for issuance pursuant to future awards under the 2013 Stock Incentive Plan (plus such additional number of shares of common stock as is equal to the number of shares of common stock subject to awards granted under our 2005 Stock Incentive Plan or 2008 Stock Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right). We expect that this number of shares available for issuance, given our historical and projected utilization and assuming relative stock price stability, will meet our grant needs until approximately the first half of 2021. This time period assumes that no shares will expire, terminate or otherwise be surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right under our 2005 Stock Incentive Plan or 2008 Stock Incentive Plan.

        Burn rate provides a measure of the potential dilutive impact of the equity awards we grant. Set forth below is a table that reflects our burn rate for 2014, 2015 and 2016, as well as the average over those years.

Fiscal Year	Equity Awards Granted	Basic Weighted Average Number of Shares of Common Stock Outstanding	Gross Burn Rate(1)
2016	3,346,000	127,597,000	2.6%
2015	3,534,000	115,092,000	3.1%
2014	8,232,000	82,827,000	9.9%
Three-Year Average			4.6%

(1)
"Gross Burn Rate" is defined as the number of equity awards granted in the year divided by the basic weighted average of shares of common stock outstanding.

        Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grant. We calculated overhang as the total number of options outstanding, plus shares available to be granted, divided by the total shares of common stock outstanding. Our overhang at December 31, 2016 was 16.3%, and our overhang at March 31, 2017 was16.4%. If the 10,000,000 additional shares proposed to be authorized for issuance under our 2013 Stock Incentive Plan are included in the calculations our overhang would have been 23.0% at December 31, 2016 and 23.1% at March 31, 2017. If we also add the shares of common stock issuable upon exercise of our pre-funded warrants to our total shares of common stock outstanding, our overhang would have been 20.0% at December 31, 2016 and 20.2% at March 31, 2017. See Note 15 to the financial statements in our annual report on Form 10-K for the year ended December 31, 2016 for more information regarding our pre-funded warrants.

        The only equity compensation plans from which we may currently issue new awards are our 1995 Employee Stock Purchase Plan and our 2013 Stock Incentive Plan. If stockholders approve Proposal Five, we may also issue awards under our 2017 Employee Stock Purchase Plan, following the completion of the then-ongoing offering period under our 1995 Employee Stock Purchase Plan, at which point our 1995 Employee Stock Purchase Plan will terminate. We may also issue new awards as inducement grants. The following table summarizes information regarding all of our outstanding options under all of our equity compensation plans and shares available for future awards under all of our equity plans as of March 31, 2017.

March 31, 2017*
Total shares of common stock underlying all outstanding options	21,202,395
Weighted-average exercise price of outstanding options	$2.99
Weighted-average remaining contractual life of outstanding options (in years)	7.37
Total shares available for future awards	3,319,092

*
Excludes shares available through our 1995 Employee Stock Purchase Plan and inducement awards granted pursuant to Nasdaq Listing Rule 5635(c)(4).

Summary of the 2013 Stock Incentive Plan, as amended

        The following summary of the 2013 Stock Incentive Plan, as amended, is qualified in its entirety by reference to the 2013 Stock Incentive Plan, a copy of which is attached hereto as Appendix B. References to the board of directors in this summary shall include the compensation committee of the board of directors or any similar committee appointed by the board of directors to administer the 2013 Stock Incentive Plan.

Types of Awards; Shares Available for Issuance

        The 2013 Stock Incentive Plan allows for the issuance of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards and performance awards. We refer to these securities as Awards. Subject to adjustment in the event of stock splits, stock dividends or similar events, and assuming the Amendment is approved by our stockholders, Awards may be made under the 2013 Stock Incentive Plan for up to 25,224,460 shares of common stock, plus such additional number of shares of common stock (up to 6,946,978 shares) as is equal to the number of shares of common stock subject to awards granted under our 2005 Stock Incentive Plan or 2008 Stock Incentive Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code). In addition, if any Award granted under the 2013 Stock Incentive Plan expires or is terminated, surrendered, cancelled, forfeited or otherwise results in any common stock not being issued, the unused common stock covered by such Award shall again be available for the grant of Awards under the 2013 Stock Incentive Plan (subject, in the case of incentive stock options, to any limitations under the Code). However, shares of common stock delivered to us by a participant to purchase common stock upon exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares of common stock available for the future grant of Awards under the 2013 Stock Incentive Plan. In addition, common stock repurchased by us on the open market using proceeds from the exercise of an Award shall not increase the number of shares of common stock available for future grant of Awards under the 2013 Stock Incentive Plan.

        All shares of common stock covered by stock appreciation rights, if any, shall be counted against the number of shares available for grant under the 2013 Stock Incentive Plan and the sub-limitations on Awards to non-employee directors. However, stock appreciation rights that may be settled only in cash shall not be so counted, and if a stock appreciation right is granted in tandem with an option for the same number of shares of common stock and the grant provides that only one such Award may be exercised, or tandem SAR, only the shares covered by the option shall be counted, and the expiration of one in connection with the other's exercise will not restore shares to the 2013 Stock Incentive Plan. The shares covered by a tandem SAR will not again become available for grant under the 2013 Stock Incentive Plan upon the expiration or termination of the tandem SAR. In the case of the exercise of a stock appreciation right, the number of shares counted against the shares available under the 2013 Stock Incentive Plan and the sub-limitation on Awards to non-employee directors (described below) and shall be the full number of shares subject to the stock appreciation right multiplied by the percentage of the stock appreciation right actually exercised, regardless of the number of shares actually used to settle the stock appreciation right upon exercise.

        Subject to adjustment in the event of changes in capitalization and reorganization events (as defined below), any Award granted under the 2013 Stock Incentive Plan that is not a "full-value award" shall be counted against the number of shares available for grant under the 2013 Stock Incentive Plan and the sub-limitation on Awards to non-employee directors as one share for each share of common stock subject to such Award, and any Award that is a "full-value award" shall be counted as 1.25 shares for each share of common stock subject to such Award. "Full-value award" means any

Award of restricted stock or restricted stock units or any other stock-based Award with a per share price or per unit purchase price lower than 100% of the fair market value of our common stock on the date of grant. To the extent a share that was subject to an Award that counted as one share is returned to the plan as described above, each applicable share reserve will be credited with one share, and to the extent a share that was subject to an Award that counted as 1.25 shares is returned to the plan as described above, each applicable share reserve will be credited with 1.25 shares.

        Certain sub-limitations apply to the shares of common stock available for issuance under the 2013 Stock Incentive Plan. The maximum number of shares with respect to which Awards may be granted to any participant under the 2013 Stock Incentive Plan is 1,500,000 shares per calendar year. The maximum number of shares with respect to which Awards may be granted to directors who are not employees of Idera at the time of grant shall be 20% of the maximum number of authorized shares under the 2013 Stock Incentive Plan. Performance Awards can also provide for cash payments of up to a maximum of $1,500,000 per fiscal year per individual.

        In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant Awards under the 2013 Stock Incentive Plan in substitution for an option or other stock or stock-based Awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on Awards contained in the 2013 Stock Incentive Plan. Substitute Awards granted under the 2013 Stock Incentive Plan in connection with a merger or consolidation of an entity with Idera or the acquisition by Idera of property or stock of an entity shall not count against the overall share limits and sub-limitations described above, except as required by reason of Section 422 and related provisions of the Code.

        Shares issued under the 2013 Stock Incentive Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Descriptions of Awards

        Options.    Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Only our employees or employees of our subsidiaries, if any, may receive "incentive stock options" as defined in Section 422 of the Code. An option that is not intended to be an incentive stock option is a nonstatutory stock option. Options may not be granted at an exercise price that is less than 100% of the fair market value of the common stock on the effective date of grant; provided, however, that if our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of the common stock on such future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock. Under the terms of the 2013 Stock Incentive Plan, stock options may not be granted for a term in excess of 10 years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock). Any or all of the Awards available under the 2013 Stock Incentive Plan may be in the form of incentive stock options. The 2013 Stock Incentive Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, check or wire transfer, or, except as may otherwise be provided in the applicable option agreement or approved by our board of directors, in connection with a "cashless exercise" through a broker, (ii) to the extent provided in the applicable option agreement or approved by our board of directors, and subject to certain conditions, by surrender to us of shares of common stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable nonstatutory stock option agreement or approved by our board of directors, and subject to certain conditions, by delivery of a notice of "net exercise" as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (iv) to the extent provided by applicable law and provided for in the applicable option agreement or approved by our board of directors, by any other lawful means, or (v) any combination of the foregoing.

        Stock Appreciation Rights.    A stock appreciation right, or SAR, is an award entitling the holder, upon exercise, to receive a number of shares of common stock or cash (or a combination thereof) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. SARs may be granted independently or in tandem with stock options granted under the 2013 Stock Incentive Plan. When a SAR is granted in tandem with a stock option, the SAR will be exercisable only at such time or times, and to the extent, that the related stock option is exercisable (except to the extent designated by our board of directors in connection with a reorganization event), will terminate and no longer be exercisable upon the termination or exercise of the related option (except to the extent designated by our board of directors in connection with a reorganization event), and will be transferable only with the related stock option. The related stock option will terminate and no longer be exercisable upon the exercise of the SAR. The 2013 Stock Incentive Plan provides that the measurement price of an SAR may not be less than 100% of the fair market value of our common stock on the effective date of grant (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs granted under the 2013 Stock Incentive Plan may not have a term in excess of 10 years.

        Limitation on Repricing of Options or SARs; No Reload Rights or Dividend Equivalents.    With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the 2013 Stock Incentive Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the 2013 Stock Incentive Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2013 Stock Incentive Plan) and grant in substitution therefor new Awards under the 2013 Stock Incentive Plan (other than certain substitute Awards described above) covering the same or a different number of shares of common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the 2013 Stock Incentive Plan that constitutes a "repricing" within the meaning of the rules of the Nasdaq Stock Market. No option or SAR granted under the 2013 Stock Incentive Plan shall contain any provision entitling the grantee to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR or provide for the payment or accrual of dividend equivalents.

        Restricted Stock Awards.    We may issue Awards entitling recipients to acquire shares of our common stock subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the board of directors in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Unless otherwise provided in the applicable Award agreement, any dividend declared and paid by us with respect to a share of Restricted Stock shall be paid to the participant (without interest) only if and when such shares of Restricted Stock become free from any applicable restrictions on transferability and forfeitability.

        Restricted Stock Units.    We may also grant Awards entitling the recipient to receive shares of our common stock (or cash equal to the fair market value of such shares) to be delivered at the time such Award vests. We refer to these Awards as Restricted Stock Units. Our board of directors may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any Restricted Stock Units. A grant of Restricted Stock Units may provide the participant with a right to receive dividend equivalents, which shall be subject to the same restrictions on transfer and forfeitability as the underlying Restricted Stock Units.

        Other Stock-Based Awards.    Under the 2013 Stock Incentive Plan, our board of directors may grant other Awards of shares of common stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon our common stock or other property, having such terms and conditions as the board of directors may determine. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the 2013 Stock Incentive Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of our common stock or cash, as our board of directors determines. Unless otherwise provided in the applicable Award agreement, any dividend declared and paid by us with respect to a share of common stock granted under an Other Stock-Based Award shall be paid to the participant (without interest) only if and when such shares become free from any applicable restrictions on transferability and forfeitability. A grant of an Other Stock-Based Award may provide the participant with a right to receive dividend equivalents, which shall be subject to the same restrictions on transfer and forfeitability as the underlying Other Stock-Based Award.

        Performance Awards.    Restricted Stock, Restricted Stock Units and Other Stock-Based Awards granted under the 2013 Stock Incentive Plan may be made subject to achievement of performance goals. We refer to these types of Awards as Performance Awards. Performance Awards may also provide for cash payments of up to $1,500,000 per fiscal year per individual. With respect to Performance Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the compensation committee of our board of directors shall specify, at the time of grant, that such Performance Award will be granted, vest and/or pay out solely upon the achievement of specified objective performance criteria that are based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP basis, as determined by the compensation committee:

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  earnings per share;

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  return on average equity or average assets with respect to a pre-determined peer group;

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  earnings;

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  earnings growth;

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  revenues;

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  expenses;

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  stock price;

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  market share;

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  return on sales, assets, equity or investment;

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  regulatory compliance;

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  achievement of balance sheet or income statement objectives;

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  total shareholder return;

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  net operating profit after tax;

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  pre-tax or after tax income;

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  cash flow;

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  achievement of research, development, clinical or regulatory milestones;

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  product sales;

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  business development activities;

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  the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right;

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  achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies;

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  the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development;

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  the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of Phase 1, 2 and/or 3 clinical trials;

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  the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets;

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  new product or service releases;

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  specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; and

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  improvement of financial ratings.

        The preceding performance criteria may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The compensation committee may specify that such performance measures shall be adjusted to exclude any one or more of:

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  extraordinary items;

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  gains or losses on the dispositions of discontinued operations;

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  the cumulative effects of changes in accounting principles;

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  the writedown of any asset;

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  fluctuation in foreign currency exchange rates; and

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  charges for restructuring and rationalization programs.

        Such performance measures (i) may vary by participant and may be different for different Awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the compensation committee; and (iii) shall be set by the compensation committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). The compensation committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Awards and may not waive the achievement of the applicable performance measures except in the case of the death or disability of the participant or a change in control of Idera. Performance Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) may be based on these or other performance measures as determined by our board of directors. Dividend equivalents with respect to Performance Awards will be subject to the same restrictions on transfer and forfeitability as the underlying Performance Award.

Transferability of Awards

        Except as the board of directors may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

        Employees, officers, directors, consultants and advisors of Idera and of our present or future parent or subsidiary corporations and any other business venture in which Idera has a controlling interest (as determined by our board of directors) are eligible to be granted Awards under the 2013 Stock Incentive Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code. As of March 31, 2017, approximately 70 persons were eligible to receive Awards under the 2013 Stock Incentive Plan, including our executive officers and non-employee directors. The granting of Awards under the 2013 Stock Incentive Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above. On April 28, 2017, the last reported sale price of our common stock on the Nasdaq Capital Market was $2.35 per share.

Options Granted under the Existing Plan

        Since the approval of the 2013 Stock Incentive Plan in 2013 through March 31, 2017, the following number of stock options have been granted to the individuals and groups described in the table. No other options have been granted to any other individuals or groups under the 2013 Stock Incentive Plan.

Name of Beneficial Owner	Number of Shares of Common Stock Underlying Options Granted under the 2013 Stock Incentive Plan
Named Executive Officers
Vincent J. Milano (President and Chief Executive Officer)(1)	600,000
Sudhir Agrawal, D. Phil. (President of Research)	2,616,250
Louis J. Arcudi, III (Senior Vice President of Operations, Chief Financial Officer, Treasurer and Assistant Secretary)	870,000
Mark J. Casey (Senior Vice President, General Counsel and Secretary)(1)	695,000
R. Clayton Fletcher (Senior Vice President, Business Development and Strategy)(1)	370,000
All current executive officers as a group(2)	5,986,250
All directors (who are not executive officers) as a group	1,157,500
Nominees for director
Vincent J. Milano	600,000
Kelvin M. Neu	175,000
William S. Reardon	165,000
All other employees, including all current officers who are not executive officers, as a group	9,887,674

(1)
Received an inducement award granted pursuant to Nasdaq Listing Rule 5635(c)(4).

(2)
All current reporting officers under Section 16(a) of the Securities and Exchange Act of 1934, as amended.

Administration

        Our board of directors administers the 2013 Stock Incentive Plan and is authorized to grant Awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2013 Stock Incentive Plan and to construe and interpret the provisions of the 2013 Stock Incentive Plan and any Award agreements entered into under the 2013 Stock Incentive Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the 2013 Stock Incentive Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.

        Pursuant to the terms of the 2013 Stock Incentive Plan, our board of directors may delegate authority under the 2013 Stock Incentive Plan to one or more committees or subcommittees of our board of directors. Our board of directors has authorized the compensation committee to administer certain aspects of the 2013 Stock Incentive Plan, including the granting of awards to directors and executive officers. The compensation committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the 2013 Stock Incentive Plan:

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  the number of shares of common stock, cash or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;

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  the exercise or measurement price of Awards, if any;

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  the effect on Awards of a change in control of Idera; and

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  the duration of Awards.

        To the extent permitted by applicable law, our board of directors may delegate to one or more of our officers the power to grant stock options and certain Awards to our employees or non-executive officers and to exercise such other powers under the 2013 Stock Incentive Plan as the board of directors may determine, provided that the board of directors shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant. No officer shall be authorized to grant Awards to any of our executive officers. The board of directors has delegated to our chief executive officer the authority under the 2013 Stock Incentive Plan to grant stock options and restricted stock units to our non-executive employees subject to certain specified limitations and oversight by the compensation committee.

        Awards to non-employee directors will only be granted and administered by a committee, all the members of which are independent as defined by Section 5605(a)(2) of the Nasdaq Listing Rules.

        Except as otherwise provided under the 2013 Stock Incentive Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors shall determine the effect on an Award of the disability, death, retirement, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant (or the participant's legal representative, conservator, guardian or designated beneficiary) may exercise rights under the Award.

        We are required to make equitable adjustments (in the manner determined by our board of directors) to the number and class of securities available under the 2013 Stock Incentive Plan and any outstanding awards under the 2013 Stock Incentive Plan and the share counting rules and sub-limits set forth in the 2013 Stock Incentive Plan to reflect stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.

        All decisions by the board of directors shall be made in the board of directors' sole discretion and shall be final and binding on all persons having or claiming any interest in the 2013 Stock Incentive Plan or in any Award. We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2013 Stock Incentive Plan has been or will be delegated against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the board of directors' approval) arising out of any act or omission to act concerning the 2013 Stock Incentive Plan unless arising out of such person's own fraud or bad faith.

        Minimum Vesting.    No Award granted after April 13, 2015 under the 2013 Stock Incentive Plan may vest earlier than the first anniversary of its date of grant. This vesting limitation does not apply to (i) Awards granted on or prior to April 13, 2015 and (ii) Awards granted after April 13, 2015 representing an aggregate of up to 5% of the maximum number of authorized shares available for issuance under the 2013 Stock Incentive Plan. In addition, the 2013 Stock Incentive Plan prohibits our board of directors from amending any Award granted after April 13, 2015 to make such Award immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be, except (i) to the extent required under any contractual obligation or other policy of Idera in effect on April 13, 2015, (ii) upon the death or disability of the participant or (iii) upon the merger, consolidation, reorganization or change in control of Idera or as a result of any other circumstance described below under the heading "Reorganization Events."

        Amendment of Awards.    Except as otherwise provided under the 2013 Stock Incentive Plan with respect to repricing outstanding stock options or SARs, Performance Awards, the minimum vesting rules and exclusions thereto, the prohibitions on acceleration of vesting and exclusions thereto, or actions requiring stockholder approval, our board of directors may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant's consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant's rights under the 2013 Stock Incentive Plan or the change is otherwise permitted under the terms of the 2013 Stock Incentive Plan in connection with a change in capitalization or reorganization event.

Reorganization Events

        Definitions.    The 2013 Stock Incentive Plan contains provisions addressing the consequences of any reorganization event. A "reorganization event" is defined under the terms of the 2013 Stock Incentive Plan to mean (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution.

        Awards Other than Restricted Stock; Options Available to the Board of Directors.    Under the 2013 Stock Incentive Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the board of directors determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between a participant and us): (A) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to a participant, provide that all of the participant's unexercised Awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (C) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such reorganization event, (D) in the event of a reorganization event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each Award held by a participant equal to (X) the number of shares of common stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (E) provide that, in connection with our liquidation or dissolution, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (F) any combination of the foregoing. Our board of directors is not obligated to treat all Awards, all Awards held by a participant, or all Awards of the same type, identically.

        The 2013 Stock Incentive Plan also provides, however, that for Restricted Stock Units that are subject to Section 409A of the Code: (A) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a "change in control event," then no assumption or substitution of the Restricted Stock Unit shall be permitted, and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (B) the board of directors may only undertake the actions set forth in clauses (C), (D) or (E) above if the reorganization event is a "change in control event" as so defined under the Treasury Regulation and such action is permitted or required by Section 409A of the Code. If the reorganization event does not constitute a "change in control event" as defined in the Treasury Regulation or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (A) above, then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the reorganization event without any payment in exchange therefor.

        Provisions Applicable to Restricted Stock.    Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding Restricted Stock shall inure to the benefit of our successor and shall, unless the board of directors determines otherwise, apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the board of directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a participant and us, either initially or by amendment.

        Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between the participant and us, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

        Our board of directors may from time to time establish one or more sub-plans under the 2013 Stock Incentive Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. Our board of directors shall establish such sub-plans by adopting supplements to the 2013 Stock Incentive Plan containing any limitations on our board of directors' discretion under the 2013 Stock Incentive Plan as our board of directors shall deem necessary or desirable and any additional terms and conditions not otherwise inconsistent with the 2013 Stock Incentive Plan that our board shall deem necessary or desirable. All supplements adopted by our board of directors shall be deemed to be part of the 2013 Stock Incentive Plan, but each supplement shall apply only to participants within the affected jurisdiction.

Amendment or Termination

        Our board of directors may amend, suspend or terminate the 2013 Stock Incentive Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until our stockholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until our stockholders approve such amendment; and (iii) if the Nasdaq Stock Market amends the rules of the Nasdaq Stock Market so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the rules of the Nasdaq Stock Market, no amendment to the 2013 Stock Incentive Plan (A) materially increasing the number of shares authorized under the 2013 Stock Incentive Plan (other than as provided for in the 2013 Stock Incentive Plan in connection with substitute Awards, changes in capitalization or reorganization events), (B) expanding the types of Awards that may be granted under the 2013 Stock Incentive Plan, or (C) materially expanding the class of participants eligible to participate in the 2013 Stock Incentive Plan shall be effective unless and until our stockholders approve such amendment. In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2013 Stock Incentive Plan adopted in accordance with the procedures described above shall apply to, and be binding on the holders of, all Awards outstanding under the 2013 Stock Incentive Plan at the time the amendment is adopted, provided that the board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2013 Stock Incentive Plan.

Effective Date and Term of 2013 Stock Incentive Plan

        The 2013 Stock Incentive Plan became effective on July 26, 2013, the date the plan was approved by our stockholders. No Awards shall be granted under the 2013 Stock Incentive Plan after the expiration of 10 years from the effective date, but Awards previously granted may extend beyond that date.

Federal Income Tax Consequences

        The following generally summarizes the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2013 Stock Incentive Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

        Incentive Stock Options.    A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

        A participant will have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the ISO stock. If a participant sells the ISO stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO stock for more than one year and otherwise will be short-term. If a participant sells the ISO stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO stock for more than one year and otherwise will be short-term.

        Nonstatutory Stock Options.    A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NSO stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the

NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year and otherwise will be short-term.

        Stock Appreciation Rights.    A participant will not have income upon the grant of an SAR but generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Restricted Stock.    A participant will not have income upon the grant of Restricted Stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of Restricted Stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Restricted Stock Units.    A participant will not have income upon the grant of a Restricted Stock Unit. A participant is not permitted to make a Section 83(b) election with respect to a Restricted Stock Unit. When the Restricted Stock Unit vests, the participant will have compensation income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Other Stock-Based Awards.    The tax consequences associated with any Other Stock-Based Award granted under the 2013 Stock Incentive Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying common stock.

        Tax Consequences to Idera.    There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the approval of the amendment to the Company's 2013 Stock Incentive Plan.

 PROPOSAL FIVE

APPROVAL OF THE COMPANY'S 2017 EMPLOYEE STOCK PURCHASE PLAN

        In March 2017, the board of directors adopted, subject to stockholder approval, our 2017 Employee Stock Purchase Plan, or 2017 ESPP, which is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Code. The 2017 ESPP is intended to encourage our employees to become stockholders of ours, to stimulate increased interest in our affairs and success, to afford employees the opportunity to share in our earnings and growth and to promote systematic savings by them. The board of directors believes that the future success of our company depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel, and the board of directors believes that the ability to participate in the 2017 ESPP is an attractive feature for our employees and potential employees.

        If the 2017 ESPP is approved at the 2017 annual meeting, it will become effective as of June 7, 2017. We believe approval of the 2017 ESPP is advisable to ensure we have enough shares of common stock available for our compensation programs and to reflect current best practices for stock incentive plans.

        The 2017 ESPP is intended to replace our 1995 Employee Stock Purchase Plan, or the 1995 ESPP. If the 2017 ESPP is approved by our stockholders at the 2017 annual meeting, it will become effective as of June 7, 2017, however, we will not begin offerings under the 2017 ESPP until the completion of the then-ongoing offering period under the 1995 ESPP on or about August 31, 2017 (assuming we begin an offering on June 1, 2017), at which point the 1995 ESPP will terminate. If our stockholders do not approve the 2017 ESPP at the 2017 annual meeting, then we will continue to make offerings under the 1995 ESPP.

Description of the 2017 ESPP

        The following is a brief summary of the 2017 ESPP. The following description is only a summary of the material terms of the 2017 ESPP, and is qualified in its entirety by reference to the 2017 ESPP, a copy of which is attached to this proxy statement as Appendix C to this proxy statement.

        The 2017 ESPP will be administered by our board of directors or by a committee appointed by our board of directors. The 2017 ESPP initially will provide participating employees with the opportunity to purchase an aggregate of 500,000 shares of our common stock, subject to adjustment as described below, in connection with certain changes in capitalization and reorganization events.

        All of our employees and employees of any of our designated subsidiaries, as defined in the 2017 ESPP, are eligible to participate in the 2017 ESPP, provided that:

  •
  such person is customarily employed by us or a designated subsidiary for more than 20 hours a week and for more than five months in a calendar year;

  •
  such person has been employed by us or by a designated subsidiary for at least three months prior to enrolling in the 2017 ESPP; and

  •
  such person was our employee or an employee of a designated subsidiary on the first day of the applicable offering period under the 2017 ESPP.

        As of March 31, 2017, approximately 60 persons, including our executive officers, were eligible to participate in the 2017 ESPP.

        No employee may be granted an option to purchase shares of our common stock under the 2017 ESPP and any of our other employee stock purchase plans that would accrue at a rate which exceeds $25,000 of the fair market value of our common stock (as of the date of the option grant) in any calendar year. In addition, no employee may be granted the right to purchase shares of our common stock under the 2017 ESPP if after the exercise of the option, the employee would own 5% or more of the total combined voting power or value of our stock.

        We expect to make one or more offerings to our eligible employees to purchase stock under the 2017 ESPP beginning at such time as our board of directors may determine. Each offering will consist of a specified offering period during which payroll deductions will be made and held for the purchase of our common stock at the end of the offering period. Our board of directors may, at its discretion, choose an offering period of 12 months or less for offerings.

        Eligible employees may elect to participate in the 2017 ESPP by authorizing up to a maximum of 10% of his or her compensation to be deducted by us during the offering period. Such deductions must be set at whole percentage point intervals, and any change in compensation during the offering period will result in an automatic corresponding change in the dollar amount withheld. On the first day of each offering period, employees who have elected to participate in the 2017 ESPP will be granted an option to purchase up to a number of shares equal to $2,083 multiplied by the number of whole months in the offering period, divided by the fair market value of our stock on the first day of the offering period. Each employee who continues to be a participant in the 2017 ESPP on the last business day of the offering period will be deemed to have exercised an option to purchase from us the number of whole shares of our common stock that his or her accumulated payroll deductions on such date will buy, not in excess of the maximum numbers set forth above. Under the terms of the 2017 ESPP, the purchase price shall be determined by our board of directors for each offering period and will be at least 85% of the applicable closing price of our common stock. If our board of directors does not make a determination of the purchase price, the purchase price will be 85% of the lesser of the closing price of our common stock on the first business day of the offering period or on the last business day of the offering period.

        An employee may for any reason withdraw from participation in an offering prior to the end of an offering period and permanently withdraw the balance accumulated in the employee's account. If an employee elects to discontinue his or her payroll deductions during an offering period but does not elect to withdraw his or her funds, funds previously deducted will be applied to the purchase of common stock at the end of the offering period. If a participating employee's employment ends before the last business day of an offering period, no additional payroll deductions will be made and the balance in the employee's account will be paid to the employee.

        We will be required to make equitable adjustments to the number and class of securities available under the 2017 ESPP, the share limitations under the 2017 ESPP and the purchase price for an offering period under the 2017 ESPP to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.

        In connection with a merger or other reorganization event (as defined in the 2017 ESPP), our board of directors or a committee of our board of directors may take any one or more of the following actions as to outstanding options to purchase shares of our common stock under the 2017 ESPP on such terms as our board or committee determines:

  •
  provide that options shall be assumed, or substantially equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

  •
  upon written notice to employees, provide that all outstanding options will be terminated immediately prior to the consummation of such reorganization event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by our board or committee in such notice, which date shall not be less than ten days preceding the effective date of the reorganization event;

  •
  upon written notice to employees, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on such date;

  •
  in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, change the last day of the offering period to be the date of the consummation of the reorganization event and make or provide for a cash payment to each employee equal to (1) the cash payment for each share surrendered in the reorganization event times the number of shares of our common stock that the employee's accumulated payroll deductions as of immediately prior to the reorganization event could purchase at the applicable purchase price, where the acquisition price is treated as the fair market value of our common stock on the last day of the applicable offering period for purposes of determining the purchase price and where the number of shares that could be purchased is subject to the applicable limitations under the 2017 ESPP minus (2) the result of multiplying such number of shares by the purchase price; and/or

  •
  provide that, in connection with our liquidation or dissolution, options shall convert into the right to receive liquidation proceeds (net of the purchase price thereof).

        We may, in order to comply with the laws of a foreign jurisdiction, grant options to eligible employees who are citizens or residents of such jurisdiction on terms that are less favorable than the terms applicable to eligible employees who are resident in the United States. In addition, we may exclude from the 2017 ESPP otherwise eligible employees who are citizens or residents of a foreign jurisdiction if (i) the grant of an option to a citizen or resident of such foreign jurisdiction is prohibited under the laws of such jurisdiction or (ii) compliance with the laws of such foreign jurisdiction would cause the 2017 ESPP to violate Section 423 of the Code. Further, we may establish one or more sub-plans of the 2107 ESPP with respect to one or more designated subsidiaries.

        Our board of directors may at any time amend or suspend the 2017 ESPP, except that if the approval of any such amendment by our stockholders is required under Section 423 of the Code, such amendment will not be effective unless stockholder approval is obtained.

        The 2017 ESPP may be terminated at any time by our board of directors. Upon termination, we will refund all amounts in the accounts of participating employees.

        Participation in the 2017 ESPP is discretionary. The benefits received by any individual under the plan are dependent upon the individual's decision to participate in the 2017 ESPP, the amount that the individual decides to contribute to the 2017 ESPP and the applicable closing price of our common stock. As a result, it is not possible to determine the benefits that would be received under the 2017 ESPP by our executive officers, employee directors and other employees. Non-employee directors are not eligible to participate in the ESPP.

Federal Income Tax Consequences

        The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the 2017 ESPP and with respect to the sale of common stock acquired under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. The 2017 ESPP is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Code. This summary assumes that the 2017 ESPP complies with Section 423 of the Code. Further, this summary assumes that the purchase price for shares is 85% of the closing price of a share of our common stock on the first day of the offering period or the last day of the offering period, whichever is lower. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants

        A participant will not have income upon enrolling in the 2017 ESPP or upon purchasing stock at the end of a purchase period. A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the 2017 ESPP. The amount of each type of income and loss will depend on whether the participant disposes of the stock in a qualifying or disqualifying disposition. A qualifying disposition is when the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date on which the participant purchased the stock at a profit (i.e., the sales proceeds exceed the purchase price). In a qualifying disposition, the participant will have compensation income equal to the lesser of:

  •
  15% of the value of the stock on the day the offering commenced; and

  •
  the difference between the fair market value of the stock on the date of disposition and the purchase price.

        Any profit in excess of compensation income will be long-term capital gain. If the participant sells the stock at a loss (i.e., if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

        If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and short-term if held one year or less.

Tax Consequences to Us

        There will be no tax consequences to us except that we will be entitled to a deduction when a participant recognizes compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the approval of the Company's 2017 Employee Stock Purchase Plan.

 PROPOSAL SIX

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee of our board of directors has selected the firm of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Ernst & Young LLP has served as our independent registered public accounting firm since 2002. Although stockholder approval of the audit committee's selection of Ernst & Young LLP is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the 2017 annual meeting, the audit committee of our board of directors may reconsider its selection.

        Representatives of Ernst & Young LLP are expected to be present at the 2017 annual meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

Our board of directors recommends that you vote FOR the ratification of the selection of Ernst &
Young LLP as our independent registered public accounting firm for the fiscal year ending
December 31, 2017.

ACCOUNTING MATTERS

Report of the Audit Committee

        The audit committee has reviewed our audited financial statements for the fiscal year ended December 31, 2016 and discussed them with our management and our independent registered public accounting firm.

        The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that our independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the AS 1301: Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

        The audit committee has received from Ernst & Young LLP the letter and other written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding its communication with the audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from the Company. The audit committee has also considered whether the provision of other non-audit services by Ernst & Young LLP is compatible with maintaining their independence.

        Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2016.

By the audit committee of the board of directors,

William S. Reardon, Chairman
James Geraghty
Mark Goldberg, M.D.

Independent Registered Public Accounting Firm Fees

        We paid Ernst & Young LLP a total of $978,842 for professional services rendered for the year ended December 31, 2016 and $710,150 for professional services rendered for the year ended December 31, 2015. The following table provides information about these fees.

Fee Category	2016	2015
Audit Fees	$828,737	550,000
Audit-Related Fees	119,330	120,000
Tax Fees	28,780	38,155
All Other Fees	1,995	1,995
Total Fees	$978,842	710,150

Audit Fees

        Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

        Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of audits and reviews of our financial statements that are not reported under "Audit

Fees." These services include consultations regarding internal controls, financial accounting and reporting standards and assistance with financings.

Tax Fees

        Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation of tax returns, accounted for $25,000 and $25,000 of the total tax fees billed in 2016 and 2015, respectively. Tax advice and tax planning services primarily relate to consultations on our net operating loss carry forwards and payroll taxes.

All Other Fees

        All other fees related to our subscription to Ernst & Young's online accounting research tool.

        Our audit committee believes that the non-audit services described above did not compromise Ernst & Young LLP's independence. Our audit committee charter, which you can find by clicking "Investors" and "Corporate Governance" on our website, www.iderapharma.com, requires that all proposals to engage Ernst & Young LLP for services, and all proposed fees for these services, be submitted to the audit committee for approval before Ernst & Young LLP may provide the services.

Pre-Approval Policies and Procedures

        Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to the pre-approval procedures described below.

        From time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount. All of the services described above under the headings "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees" were pre-approved by our audit committee.

 TRANSACTIONS WITH RELATED PERSONS

        Since January 1, 2016, except as discussed below regarding transactions with (i)(a) 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P., which we refer to collectively as the Funds, and (b) Baker Bros. Advisors L.P., or BBA, which, in each case, are affiliated with Mr. Baker and Dr. Neu, who are currently members of our board of directors, and (ii) Pillar Invest Corporation, which is affiliated with Mr. El Zein, who is currently a member of our board of directors, we have not entered into or engaged in any related party transactions, as defined by the SEC, with our directors, officers and stockholders who beneficially owned more than 5% of our outstanding common stock, as well as affiliates or immediate family members of those directors, officers and stockholders. We believe that the terms of our transactions described below were no less favorable than those that we could have obtained from unaffiliated third parties.

Vivelix License Agreement

        On November 23, 2016, we entered into a license agreement, or the License Agreement, with Vivelix Pharmaceuticals, Ltd., or Vivelix, pursuant to which we granted Vivelix an exclusive worldwide license (with the right of sublicense) to develop and commercialize IMO-9200, an antagonist of TLR7, TLR8 and TLR9, and selected Backup Compounds (as defined below). Under the terms of the License Agreement, Vivelix has agreed not to develop and commercialize IMO-9200 or any Backup Compound for any disease, condition or indication other than non-malignant gastrointestinal diseases, conditions or indications, including those relating to the mouth, esophagus, stomach, small intestine, colon and rectum, pancreas, gallbladder, bile ducts and liver, or the GI Field.

        Under the terms of the License Agreement, Vivelix agreed to pay us (a) an upfront payment of $15 million in connection with the execution and delivery of the License Agreement; (b) IMO-9200-related development, regulatory and sales milestone payments totaling up to $140 million, including development and regulatory milestones totaling up to $65 million and sales milestones totaling up to $75 million; and (c) escalating royalties ranging from the mid single-digits to the low double-digits based on annual global net sales, which percentages are subject to reduction under agreed upon circumstances.

        In addition, pursuant to the terms of the License Agreement, we have agreed to create and characterize, at Vivelix's request and expense, TLR7, TLR8 or TLR9 agonists and antagonists and to perform research on these compounds and specified other existing TLR7, TLR8 or TLR9 antagonists currently controlled by us, which we refer to collectively as the Backup Compounds, under a research program to be agreed upon by us and Vivelix. The research program will continue until the first anniversary of the License Agreement but may be extended by Vivelix for two additional one-year periods. Vivelix has the right on or before the third anniversary of the end of the research program to designate one or more of the Backup Compounds upon the payment to us of a milestone payment for each designated Backup Compound. Vivelix will be responsible for the development and commercialization of any designated Backup Compounds, and all rights to any Backup Compounds not so designated within such period will revert to us. Vivelix has agreed to pay us designated Backup Compound-related development, regulatory and sales milestone payments totaling up to $52.5 million, including development and regulatory milestones totaling up to $35 million and sales milestones totaling up to $17.5 million, and escalating royalties ranging from the mid single-digits to the low double-digits based on annual global net sales, which percentages are subject to reduction under agreed upon circumstances.

        The fields under the license may be expanded beyond the GI Field if we agree and if Vivelix pays a specified fee per expanded field to us. We have agreed not to develop IMO-9200 or any designated Backup Compound for any purpose. In addition, we have agreed that, during the term of the License Agreement, we will not develop or commercialize any oligonucleotide whose primary mechanism of action is as a TLR agonist or TLR antagonist, in any territory for any indication in the field of human therapeutics for the treatment, palliation, diagnosis, or prevention of non-malignant gastrointestinal diseases, conditions, or indications relating to the mouth, esophagus, stomach, small intestine, colon and rectum or any expanded field.

        The License Agreement will remain in effect for as long as payments are payable under the agreement, or until such date as the agreement is sooner terminated. The License Agreement may be terminated (a) by Vivelix for its convenience upon sixty days prior written notice to us; (b) by either party in the event of an uncured material breach by the other party or (c) by us in the event Vivelix, or an affiliate or sublicensee, brings, assumes, participates in or assists in an action or proceeding disputing or challenging the validity, patentability or enforceability of certain of our patents.

        Vivelix is partially owned and controlled by entities affiliated with BBA, affiliates of which are significant stockholders of ours. In addition, two of our directors, Julian C. Baker and Kelvin M. Neu, are affiliated with BBA.

Public Offering

        On October 13, 2016, we closed a follow-on underwritten public offering, in which we sold 25,000,000 shares of common stock at a price to the public of $2.00 per share for aggregate gross proceeds of $50.0 million. On October 28, 2016, we sold an additional 1,225,243 shares of common stock pursuant to the underwriters' 30-day option to purchase additional shares at the public offering price less the underwriting discount. We refer to this offering as the October 2016 Offering. The net proceeds to us from this offering, including the exercise by the underwriters of their option to purchase additional shares and after deducting underwriters' discounts and commissions and other offering costs and expenses, were approximately $48.8 million.

        Certain affiliates of the Funds participated in the October 2016 Offering and purchased in the aggregate 5,125,000 shares of our common stock for an aggregate purchase price of $10,250,000.

        Certain affiliates of Pillar Invest Corporation participated in the October 2016 Offering and purchased in the aggregate 1,875,000 shares of our common stock for an aggregate purchase price of $3,750,000.

Policies and Procedures for Related Person Transactions

        Our board of directors is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is our preference to avoid related party transactions.

        In accordance with our audit committee charter, members of the audit committee, all of whom are independent directors, review and approve all related party transactions for which approval is required under applicable laws or regulations, including SEC and the Nasdaq Listing Rules. Current SEC rules define a related party transaction to include any transaction, arrangement or relationship in which we are a participant and the amount involved exceeds $120,000, and in which any of the following persons has or will have a direct or indirect interest:

  •
  our executive officers, directors or director nominees;

  •
  any person who is known to be the beneficial owner of more than 5% of our common stock;

  •
  any person who is an immediate family member, as defined under Item 404 of Regulation S-K, of any of our executive officers, directors or director nominees or beneficial owners of more than 5% of our common stock; or

  •
  any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest.

        In addition, the audit committee reviews and investigates any matters pertaining to the integrity of management, including conflicts of interest and adherence to our code of business conduct and ethics. Under our code of business conduct and ethics, our directors, officers and employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Under our code of business conduct and ethics, a director is required to promptly disclose to our board of directors any potential or actual conflict of interest involving him or her. In accordance with our code of business conduct and ethics, the board of directors will determine an appropriate resolution on a case-by-case basis. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on our review of copies of reports filed by individuals and entities required to make filings pursuant to Section 16(a) of the Exchange Act or written representations from such individuals or entities, we believe that during 2016 all filings required to be made by such individuals or entities were timely made in accordance with the Exchange Act.

By order of the board of directors,

/s/ MARK J. CASEY Mark J. Casey, Secretary
April 28, 2017

Appendix A

AMENDMENT TO

IDERA PHARMACEUTICALS, INC.

2013 STOCK INCENTIVE PLAN, AS AMENDED

        WHEREAS, Idera Pharmaceuticals, Inc. (the "Company") desires to amend the Idera Pharmaceuticals, Inc. 2013 Stock Incentive Plan, as amended (the "2013 Plan"), in the manner set forth below (the "Amendment"); and

        WHEREAS, on March 7, 2017, subject to stockholder approval, the Board of Directors of the Company approved the Amendment.

        NOW THEREFORE, in accordance with Section 11(d) of the 2013 Plan, the 2013 Plan is hereby amended as follows:

1.
Section 4(a) of the 2013 Plan is hereby amended by deleting subsection (1) thereof in its entirety and substituting the following in lieu thereof:

          "(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan, any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)), for up to such number of shares of common stock, $0.001 par value per share, of the Company (the "Common Stock") as is equal to the sum of:

            (A)  25,224,460 shares of Common Stock; plus

            (B)  such additional number of shares of Common Stock (up to 6,946,978 shares) as is equal to the sum of the number of shares of Common Stock subject to awards granted under the Company's 2005 Stock Incentive Plan (the "2005 Plan") or the Company's 2008 Stock Incentive Plan (the "2008 Plan" and, together with the 2005 Plan, the "Existing Plans") which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

    Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares."

2.
Section 8(b) of the 2013 Plan is hereby amended by deleting the second sentence thereof in its entirety.

3.
New Sections 8(c) and 8(d) shall be added to the 2013 Plan, as follows:

          "(c) Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Common Stock granted under an Other Stock-Based Award shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of any such accrued dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying Other Stock-Based Award.

          (d)   Dividend Equivalents. The Award agreement for Other Stock-Based Awards may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Awards with respect to which such Dividend Equivalents were granted."

A-1

        The Amendment shall be effective upon approval of the stockholders of the Company at the Company's 2017 annual meeting of stockholders and shall only be applicable with respect to Awards granted after such approval. If the Amendment is not so approved at such meeting, then the amendment to the 2013 Plan set forth herein shall be void ab initio.

        Except as herein above provided, the 2013 Plan is hereby ratified, confirmed and approved in all respects.

A-2

Appendix B

        For convenience, the following reflects the proposed changes to our 2013 Stock Incentive Plan, as amended by the Amendment (Appendix A) and as more fully described in Proposal Four. The text indicated by underline shows additions, and the text indicated by strikethrough shows deletions.

IDERA PHARMACEUTICALS, INC.

2013 STOCK INCENTIVE PLAN

1.    Purpose

        The purpose of this 2013 Stock Incentive Plan (the "Plan") of Idera Pharmaceuticals, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.    Eligibility

        All of the Company's employees, officers and directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a "Participant." "Award" means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.    Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

        (d)    Awards to Non-Employee Directors.    Discretionary Awards to non-employee directors may be granted and administered only by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the NASDAQ Marketplace Rules.

4.    Stock Available for Awards

        (a)    Number of Shares; Share Counting.

          (1)    Authorized Number of Shares.    Subject to adjustment under Section 9, Awards may be made under the Plan, any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)), for up to such number of shares of common stock, $0.001 par value per share, of the Company (the "Common Stock") as is equal to the sum of:

            (A)  25,224,460 shares of Common Stock; plus

            (B)  such additional number of shares of Common Stock (up to 6,946,978 shares) as is equal to the sum of the number of shares of Common Stock subject to awards granted under the Company's 2005 Stock Incentive Plan (the "2005 Plan") or the Company's 2008 Stock Incentive Plan (the "2008 Plan" and, together with the 2005 Plan, the "Existing Plans") which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

        Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (2)    Fungible Share Pool.    Subject to adjustment under Section 9, any Award that is not a Full-Value Award shall be counted against the share limits specified in Sections 4(a)(1) and 4(b)(2) as one share for each share of Common Stock subject to such Award and any Award that is a Full-Value Award shall be counted against the share limits specified in Sections 4(a)(1) and 4(b)(2) as 1.25 shares for each one share of Common Stock subject to such Full-Value Award. "Full-Value Award" means any Award of Restricted Stock, Restricted Stock Unit Award or Other Stock-Based Award (as defined below) with a per share price or per unit purchase price lower than 100% of Fair Market Value (as defined below) on the date of grant. To the extent a share that was subject to an Award that counted as one share is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with one share. To the extent that a share that was subject to an Award that counts as 1.25 shares is returned to the Plan pursuant to Section 4(a)(3), each applicable share reserve will be credited with 1.25 shares.

          (3)    Share Counting.    For purposes of counting the number of shares available for the grant of Awards under the Plan and under the sublimits contained in Section 4(b)(2):

            (A)  all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimit listed in the first clause of this Section 4(a)(3); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a "Tandem SAR"), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the Plan;

            (B)  if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimit listed in the first clause of this Section 4(a)(3) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

            (C)  shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

            (D)  shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

        (b)    Sub-limits.    Subject to adjustment under Section 9, the following sub-limits on the number of shares subject to Awards shall apply:

          (1)    Section 162(m) Per-Participant Limit.    The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,500,000 per calendar year. For purposes of the foregoing limit, (i) the combination of an Option in tandem with an SAR shall be treated as a single Award and (ii) each share of Common Stock subject to an Award (including each share of Common Stock subject to a Full-Value Award) shall be counted as one share of Common Stock. The per Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

          (2)    Limit on Awards to Directors.    The maximum number of shares with respect to which Awards may be granted to directors who are not employees of the Company at the time of grant shall be 20% of the maximum number of authorized shares set forth in Section 4(a)(1).

        (c)    Substitute Awards.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.    Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

        (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Idera Pharmaceuticals, Inc., any of Idera Pharmaceuticals, Inc.'s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a "Nonstatutory Stock Option." The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

        (c)    Exercise Price.    The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the fair market value per share of Common Stock as determined by (or in a manner approved by) the Board ("Fair Market Value") on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

        (e)    Exercise of Options.    Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

        (f)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)   in cash, by check or by wire transfer, payable to the order of the Company;

          (2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3)   to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4)   to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of "net exercise" to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

          (5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

          (6)   by any combination of the above permitted forms of payment.

        (g)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market ("NASDAQ").

        (h)    No Reload Options.    No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

        (i)    No Dividend Equivalents.    No option shall provide for the payment or accrual of Dividend Equivalents (as defined below).

6.    Stock Appreciation Rights

        (a)    General.    The Board may grant Awards consisting of stock appreciation rights ("SARs") entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(c). The date as of which such appreciation is determined shall be the exercise date.

        (b)    Grants.    SARs may be granted in tandem with, or independently of, Options granted under the Plan.

          (1)    Tandem Awards.    When SARs are expressly granted in tandem with Options, (i) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event and except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (iv) the SAR will be transferable only with the related Option.

          (2)    Independent SARs.    A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

        (c)    Measurement Price.    The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

        (d)    Duration of SARs.    Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

        (e)    Exercise of SARs.    SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

        (f)    Limitation on Repricing.    Unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of NASDAQ.

        (g)    No Reload Rights.    No SAR granted under the Plan shall contain any provision entitling the grantee to the automatic grant of additional SARs in connection with any exercise of the original SAR.

        (h)    No Dividend Equivalents.    No SAR shall provide for the payment or accrual of Dividend Equivalents.

7.    Restricted Stock; Restricted Stock Units

        (a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock ("Restricted Stock"), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests ("Restricted Stock Units") (Restricted Stock and Restricted Stock Units are each referred to herein as a "Restricted Stock Award").

        (b)    Terms and Conditions for All Restricted Stock Awards.    The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

        (c)    Additional Provisions Relating to Restricted Stock.

          (1)    Dividends.    Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock ("Accrued Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

          (2)    Stock Certificates.    The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. "Designated Beneficiary" means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death or (ii) in the absence of an effective designation by a Participant, the Participant's estate.

        (d)    Additional Provisions Relating to Restricted Stock Units.

          (1)    Settlement.    Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

          (2)    Voting Rights.    A Participant shall have no voting rights with respect to any Restricted Stock Units.

          (3)    Dividend Equivalents.    The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents will be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which such Dividend Equivalents were granted.

8.    Other Stock-Based Awards

        (a)    General.    Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock-Based Awards"). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

        (b)    Terms and Conditions.    Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

        (c)    Dividends.    Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Common Stock granted under an Other Stock-Based Award shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of any such accrued dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying Other Stock-Based Award.

        (d)    Dividend Equivalents.    The Award agreement for Other Stock-Based Awards may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Awards with respect to which such Dividend Equivalents were granted.

9.    Adjustments for Changes in Common Stock and Certain Other Events

        (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (b)    Reorganization Events.

          (1)    Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

          (2)    Consequences of a Reorganization Event on Awards Other than Restricted Stock.

            (A)  In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant's unexercised Awards will terminate immediately prior to the consummation of such

    Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

            (B)  Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a "change in control event", then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a "change in control event" as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a "change in control event" as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

            (C)  For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          (3)    Consequences of a Reorganization Event on Restricted Stock.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company's successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.    General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

        (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, retirement, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Withholding.    The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        (f)    Amendment of Award.    Except as otherwise provided in Section 5(g) with respect to repricings, Section 10(i) with respect to Performance Awards or Section 11(d) with respect to actions requiring stockholder approval, the Board may, subject to Section 10(h), amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant's consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Plan or (ii) the change is permitted under Section 9.

        (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)    Acceleration.    The Board may, at any time, provide that (i) any Award granted on or prior to April 13, 2015 shall become immediately exercisable in whole or in part, free of some or all of the restrictions or conditions applicable to such Award or otherwise realizable in whole or in part, as the case may be, and (ii) any Award granted after April 13, 2015 (a "New Award") shall become immediately exercisable in whole or in part, free of some or all of the restrictions or conditions applicable to such New Award or otherwise realizable in whole or in part, as the case may be, solely (A) upon the death or disability of the Participant or (B) in connection with a change in control of the Company. Notwithstanding the foregoing, the Board may provide, at any time and for any reason, that any New Award shall become immediately exercisable in full or in part, free from some or all of the restrictions or conditions applicable to such New Award or otherwise realizable in full or in part, as the case may be, if required under any contractual obligation of the Company or other policy of the Company, in each case to the extent such obligation or policy is in effect on April 13, 2015.

        (i)    Performance Awards.

          (1)    Grants.    Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) ("Performance

  Awards"). Performance Awards can also provide for cash payments of up to $1,500,000 per fiscal year per individual.

          (2)    Committee.    Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as "performance-based compensation" under Section 162(m) ("Performance-Based Compensation") shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as "performance-based compensation" under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). "Covered Employee" shall mean any person who is, or whom the Committee, in its discretion, determines may be, a "covered employee" under Section 162(m)(3) of the Code.

          (3)    Performance Measures.    For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles ("GAAP") or on a non-GAAP basis, as determined by the Committee: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) achievement of balance sheet or income statement objectives, (l) total shareholder return, (m) net operating profit after tax, (n) pre-tax or after tax income, (o) cash flow, (p) achievement of research, development, clinical or regulatory milestones, (q) product sales, (r) business development activities, (s) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right, (t) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies, (u) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development, (v) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials, (w) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets, (x) new product or service releases, (y) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment and (z) improvement of financial ratings. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

          (4)    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

          (5)    Other.    The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation. Dividend Equivalents will be subject to the same restrictions on transfer and forfeitability as the Performance Awards with respect to which such Dividend Equivalents were granted.

        (j)    Limitations on Vesting.    Subject to Section 10(h) and notwithstanding anything to the contrary in the Plan, no New Award shall vest earlier than the first anniversary of its date of grant. The foregoing sentence shall not apply to an aggregate of up to 5% of the maximum number of authorized shares set forth in Section 4(a)(1).

11.    Miscellaneous

        (a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

        (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date the Plan is approved by the Company's stockholders (the "Effective Date"). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

        (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company's stockholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require stockholder approval under the rules of NASDAQ may be made effective unless and until the Company's stockholders approve such amendment; and (iii) if the NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of NASDAQ "material amendments" to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 9), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company's stockholders approve such amendment. In addition, if at any time the approval of the Company's stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.

        (e)    Authorization of Sub-Plans (including for Grants to non-U.S. Employees).    The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

        (f)    Compliance with Section 409A of the Code.    Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes "nonqualified deferred compensation" within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A of the Code) (the "New Payment Date"), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

        The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

        (g)    Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning the Plan unless arising out of such person's own fraud or bad faith.

        (h)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 Idera Pharmaceuticals, Inc. 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 6, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/IDRA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, 5 and 6. 1. Election of Directors: + For Withhold For Withhold For Withhold 01 - Mr. Vincent Milano 02 - Dr. Kelvin Neu 03 - Mr. William Reardon For Against Abstain 1 Year 2 Years 3 Years Abstain 3. Approval, by non-binding vote, of the frequency of future executive compensation advisory votes. 2. Approval, by non-binding vote, of executive compensation. ForAgainst Abstain 4. Approval of an amendment of our 2013 Stock Incentive Plan to increase the number of shares authorized for issuance and make other certain changes, as set forth in Appendix A attached to the Proxy Statement. 6. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. 5. Approval of our 2017 Employee Stock Purchase Plan. Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign this proxy exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 7 5 0 9 1 02LV4A MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — IDERA PHARMACEUTICALS, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS Annual Meeting of Stockholders — June 7, 2017 Those signing on the reverse side, revoking all prior proxies, hereby appoint(s) Mr. Vincent J. Milano, Mr. Louis J. Arcudi, III and Mr. Mark J. Casey, or each or any of them with full power of substitution, as proxies for those signing on the reverse side to act and vote all shares of stock of Idera Pharmaceuticals, Inc. which the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Stockholders of Idera Pharmaceuticals, Inc. (the “Meeting”) and at any adjournment or postponement thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and, in their discretion, upon any other matters which may properly come before the Meeting. Attendance of the undersigned at the Meeting or at any adjournment or postponement thereof will not be deemed to revoke this proxy unless those signing on the reverse side shall revoke this proxy in writing. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER(S) SIGNING THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING. IF NO INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS NUMBERED 2, 3, 4, 5 AND 6. PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.